As filed with the SEC on April 15, 2011 .	Registration No. 2-89558

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 42
_____________

PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2011 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2011

PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

•
Conservative Balanced
Diversified Bond
Equity
Flexible Managed
Global
Government Income
High Yield Bond
Jennison
Money Market

Natural Resources
Small Capitalization Stock
Stock Index
Value

•	Invest in the Fixed Rate Option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money.  An investment in Pruco Life Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
                                                                                Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.
TABLE OF CONTENTS
                                                                                                                                                                                                                                                                                                                                         Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	4
Death Benefit Guarantee	4
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	6
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	7
Increase in Charges	7
Contract Lapse	8
Risks of Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Potential Tax Consequences	9
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE SERIES FUND	11
Pruco Life Insurance Company	11
The Pruco Life Variable Appreciable Account	11
The Prudential Series Fund	11
Investment Manager	12
Investment Subadvisers	13
Service Fees Payable to Pruco Life	13
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Pruco Life Variable Contract Real Property Account	14

CHARGES AND EXPENSES	15
Deduction from Premiums	15
Taxes Attributable to Premiums	15
Sales Load Charges	15
Cost of Insurance	17
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20

PREMIUMS	21
Allocation of Premiums	22
When a Contract Becomes Paid-Up	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25

DEATH BENEFITS	25
Contract Date	25
When Proceeds Are Paid	25
Death Claim Settlement Options	26
Types of Death Benefit	26
How a Contract's Death Benefit Will Vary	27
Increases in the Face Amount	28
Decreases in the Face Amount	29

CONTRACT VALUES	29
Surrender of a Contract	29
How a Contract’s Cash Surrender Value Will Vary	30
Loans	30
Withdrawals	31

LAPSE AND REINSTATEMENT	32
Options on Lapse	33

TAXES	33
Tax Treatment of Contract Benefits	33
Tax-Qualified Pension Plans	35

DISTRIBUTION AND COMPENSATION	35

LEGAL PROCEEDINGS	36

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

TABLE OF CONTENTS OF THE VARIABLE INVESTMENT PROSPECTUSES	41

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Administrative fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load)(2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the   Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60% (4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(5)
Fee for the Face Amount. (Flat fee plus a charge per $1,000 of Face Amount.)	Monthly	$2.50 plus $0.02
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02
Net interest on loans.(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider.(1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)
Child Level Premium Term Rider.(5)(7) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider.(1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.008 to $0.21 _____________ $0.07(3)
Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	The daily charge is based on the effective annual rate shown.
(5)
Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(6)	The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.
(7)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.87%

(1)	Total Annual operating expense for Real Property Partnership is 9.36% .

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  The Death Benefit remains fixed in amount (unless the Contract becomes paid-up) and only the Cash Surrender Value will vary with investment experience.  Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS and Tax Treatment of Contract Benefits.  Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums.  You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional Variable Investment Options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the Fixed Rate Option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is generally $500, unless the loan proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made

only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 30-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this

Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance Contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership.  See the accompanying prospectus for the Pruco Life Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE
REGISTRANT, AND THE SERIES FUND

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account

Pruco Life has established a Separate Account, the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account.  Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Pruco Life will transfer capital contributions and earned fees and charges to its general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.  On October 31,

1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to Separate Accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund.  Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  There is no assurance that the investment objectives of the Portfolios will be met.  There may be Portfolios described in the accompanying Fund prospectus that are not available on this product.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the investment manager of the Series Fund Portfolios.

The Series Fund's Investment Management Agreement, on behalf of each Portfolio, with PI (the “Management Agreement”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

The Prudential Series Fund - Class 1 Shares
Portfolios	Objectives	Subadvisers
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison

Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services.  PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity Contracts to invest in the same underlying Variable Investment Options.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Pruco Life provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments. Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2011, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory Contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the  available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life’s general account.  The general account consists of all assets owned by Pruco Life other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life.  Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and   Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.  Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.   Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life Variable Contract Real Property Account

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund.  The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive.  The premium tax charge is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted.  See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace.  This second part is called the deferred sales charge.  However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary.  The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary.  No deferred sales charge is applicable to the Death Benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or if there is an increase in the Face Amount of insurance.  Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year.  More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary).  The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender
Entire Year 1
Entire Year 2
Entire Year 3
Entire Year 4
Entire Year 5
First 7 Months of Year 6
First Month of Year 7
First Month of Year 8
First Month of Year 9
First Month of Year 10
First Month of Year 11
   and Thereafter
	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse.  Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years.  This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher.  See PREMIUMS.  To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly.  The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class.  Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums.  If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis.  Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose.  We may, on a uniform and non-Contractual basis, withdraw or modify this concession, although we do not currently intend to do so.  If you elect to increase the Face Amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct a monthly COI charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges.  The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners.  We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount of insurance.  This charge also applies to increases in the Face Amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less.  Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987.  Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru-Matic Premium Plan basis.  We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life.  Currently, no charge is being made to the Account for Pruco Life’s federal income taxes.  We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace.  This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records.  We deduct

$5 per $1,000 of the Face Amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue).  However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary.  For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount of insurance until it reaches zero at the end of the 10th Contract Year.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.   Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased.  If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums.  See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.  Any Pruco Life representative can explain these extra benefits further.  Samples of the provisions are available from Pruco Life upon written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.  Generally, the minimum initial guaranteed Death Benefit was $60,000.  However, higher minimums are applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000.  The Contract was generally issued on insureds below the age of 81.  Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  Currently, Contract Owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges.  See CHARGES AND EXPENSES.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Pruco Life will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Pruco Life will generally accept any premium payment of at least $25.  Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts.  The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”).  However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract.  We will tell you what the amount of your second premium will be.  Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date.  We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount.  Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class.  Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary.  If this happens, Pruco Life may refuse to accept any further premium payments.  If a Contract becomes paid-up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract.  Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up.  Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time.  See How a Contract's Death Benefit Will Vary.  The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES.  The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary.  Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract.  If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase.  The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured.  If this should occur, Pruco Life will notify the Contract Owner that no further premium payments are needed.  We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up.  See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates.  The Cash Surrender Value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount of insurance increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21.  If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract.  If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 30 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 30-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance Contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's retained asset settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See When a Contract Becomes Paid-Up.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms.  Contract Form A will become paid-up more rapidly than a comparable Form B Contract.  But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up.  Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium.  Thus, instead of becoming paid-up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance.  Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.  See Loans.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt.  See Loans.  Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract.  See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the Face Amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the recomputation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered.  All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums.  An increase in the Face Amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount of insurance.

An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load.  See CHARGES AND EXPENSES.  Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described.  The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased.  There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash

Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced.  The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured's Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued.  For example, the Published Monthly Average in 2010 ranged from 5.04% to 5.86% .

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its Cash Surrender Value.  To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Pruco Life prior to the end of the 61 day grace period.  You may also choose one of the two options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt.  In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $61,514,049 in 2010 ,

$67,749,409 in 2009, and $96,759,988 in 2008.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010 , $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010 ) that received payment or accrued a payment amount with respect to variable product business during 2010 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624 , respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its products.  In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, Pruco Life and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  Pruco Life is cooperating with this investigation.  Pruco Life has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.  In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed.  In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  Prudential Insurance has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court.  In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.  Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Portfolio/Variable Investment Option - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Pruco Life Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

To Learn More About Pruco Life Variable Appreciable Life®

To learn more about the Pruco Life Variable Appreciable Life® Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                                                                                                                                                                                                                        Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

TABLE OF CONTENTS OF
THE VARIABLE INVESTMENT PROSPECTUSES

The Prudential Series Fund	Appendix 1
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Flexible Managed Portfolio
PSF Global Portfolio
PSF Government Income Portfolio
PSF High Yield Portfolio
PSF Jennison
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio

The Prudential Variable Contract Real Property Account	Appendix 2

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558.  The SAI contains additional information about the Pruco Life Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life® SAI, material incorporated by reference, and other information about Pruco Life.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3971

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account
Pruco Life Insurance Company

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2011 .

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                    Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $23,382,978 in 2010 , $17,879,927 in 2009, and $18,861,514 in 2008.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.  Pruco Life pays no fees or other compensation to Prudential under this agreement.

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Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the Face Amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

On December 23, 2010, Prudential entered into an administrative Agreement with the Regulus Group, LLC ("Regulus") in which Regulus performs remittance processing services for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey").  Regulus began performing these administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been supplying such services previously.  Regulus is a provider of outsourced billing and payment services.  Regulus received $2,750,655 in 2010 and $223,178 in 2009 from Prudential for services rendered.  Regulus' principal business address is 450 Raritan Center Parkway, Suite B, Edison, New Jersey 08837.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 and $3,014,514 in 2008 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

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ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A and B Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Pruco Life representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1) you paid only Scheduled Premiums;
(2) you paid Scheduled Premiums when due;
(3) your selected investment options earned a net return at a uniform rate of 4% per year;
(4) we deducted full mortality charges based upon the 1980 CSO Table;
(5) we deducted maximum sales load and expense charges; and
(6) there was no Contract Debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid,

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the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase.  This is done without regard to the otherwise applicable limit of four transfers per year.  This conversion right will also be provided if the Series Fund or one of its Portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A

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registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010 ) that received payment or accrued a payment amount with respect to variable product business during 2010 .  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC , 1717 Capital Management Company, 1st Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Equity Investment Corp., American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., Amsouth Investment Services Inc., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., Aurum Securities Corp., Ausdal Financial Partners Inc., AXA Advisors LLC, Bancnorth Investment Group Inc., BB&T Investments Services Inc., BBVA Compass Investment Solutions Inc., BCG Securities Inc., Benefit Funding Services LLC, Berthel Fisher & Co. Financial Services Inc., BG Worldwide Securities Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Co. Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cap Pro Brokerage Services Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Capital Select Investments Corp., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., CCO Investment Services, Corp., Centara Capital Securities, Inc., Centaurus Financial Inc., CFA/Lincoln

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Financial Advisors, CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Bardes Securities Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Concord Equity Group LLC (The), Conservative Financial Services Inc., Coordinated Capital Securities, Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc., CW Securities LLC, Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Dunwoody Brokerage Services Inc., Edward D Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equitrust Marketing Services, LLC, Equity Services Inc., Essex Financial Services Inc., Executive Services Securities, Farmers Financial Solutions Inc., FAS Corp., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Asset Financial Inc., First Brokerage America, LLC, First Heartland Capital Inc., First State Financial Mgmt. Inc., First Wall Street Corp., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, Franklin Financial Services Corp., FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IFG Network Securities, IMS Securities Inc., Independent Financial Group Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l Equities Corp., Invest Financial Corp. Insurance Agency Inc., Invest Financial Corp., Investacorp Inc., Investment Professionals Inc., Investors Capital Corp., Investors Security Company Inc., Iron Street Securities Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Lasalle Street Securities LLC, Leaders Group Inc. (The), Legacy Financial Services Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., Liss Financial Services, LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG Ria Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Morgan Keegan & Company Inc., Morgan Stanley & Company Inc., Morgan Stanley DW Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., Mutual Trust Company of America Sec., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Olde Economie Financial Consultants Ltd., One Securities Corp., OneAmerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Pan American Financial Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., Pension Planners Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Client Services LLC, Private Consulting Group Inc., Private Placement Insurance Products, LL, Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Source Capital Group Inc., Southern Financial Group Inc., Southwest Securities Inc., Springboard Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Superior Financial Services Inc., Symetra Investment Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TBN Securities & Insurance Services Inc., TD Wealth Management Services, TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The Leaders Group Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, United Securities Alliance Inc., Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USALLIANZ Securities Inc., USI Securities Inc., Uvest Investment Services Inc., Valmark Securities Inc., Veravest Investments Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp, World Equity Group, Worth Financial Group Inc., WRP Investments Inc., WS Griffith Securities Inc.

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Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

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Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Pruco Life’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at value	$77,359,013	$253,300,030	$639,771,165	$936,396,304	$482,180,806

Net Assets	$77,359,013	$253,300,030	$639,771,165	$936,396,304	$482,180,806

NET ASSETS, representing:
Accumulation units	$77,359,013	$253,300,030	$639,771,165	$936,396,304	$482,180,806

	$77,359,013	$253,300,030	$639,771,165	$936,396,304	$482,180,806

Units outstanding	42,279,288	85,220,578	80,837,052	147,769,475	91,395,170

Portfolio shares held	7,735,901	21,705,230	25,849,340	59,910,192	30,211,830
Portfolio net asset value per share	$10.00	$11.67	$24.75	$15.63	$15.96
Investment in portfolio shares, at cost	$77,359,013	$236,643,439	$586,461,912	$933,387,506	$426,265,592

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$27,202	$10,486,442	$4,645,266	$19,941,438	$11,313,940

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	475,808	1,487,049	3,533,289	5,311,889	2,760,798
Reimbursement for excess expenses	0	(56,836)	(447,078)	(2,038,084)	(829,262)

NET EXPENSES	475,808	1,430,213	3,086,211	3,273,805	1,931,536

NET INVESTMENT INCOME (LOSS)	(448,606)	9,056,229	1,559,055	16,667,633	9,382,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,181,069	0	0	0
Realized gain (loss) on shares redeemed	0	822,474	(538,826)	(3,083,037)	1,632,999
Net change in unrealized gain (loss) on investments	0	10,257,150	64,036,537	85,345,517	38,722,577

NET GAIN (LOSS) ON INVESTMENTS	0	14,260,693	63,497,711	82,262,480	40,355,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(448,606)	$23,316,922	$65,056,766	$98,930,113	$49,737,980

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$156,274,277	$968,659,146	$169,767,705	$239,075,851	$83,439,894	$25,582,707	$183,839,513	$71,881,500

$156,274,277	$968,659,146	$169,767,705	$239,075,851	$83,439,894	$25,582,707	$183,839,513	$71,881,500

$156,274,277	$968,659,146	$169,767,705	$239,075,851	$83,439,894	$25,582,707	$183,839,513	$71,881,500

$156,274,277	$968,659,146	$169,767,705	$239,075,851	$83,439,894	$25,582,707	$183,839,513	$71,881,500

35,111,102	449,750,794	7,486,613	72,632,762	39,231,737	6,747,224	76,436,801	17,263,852

9,171,026	191,434,614	3,586,894	7,621,162	4,512,704	2,126,576	7,903,676	4,162,218
$17.04	$5.06	$47.33	$31.37	$18.49	$12.03	$23.26	$17.27
$167,780,749	$969,072,300	$127,786,993	$211,061,698	$84,533,691	$25,173,072	$163,310,190	$70,434,421

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$1,241,579	$76,241,917	$595,199	$3,930,890	$1,214,210	$731,038	$728,926	$511,769

842,111	5,424,977	838,343	1,319,404	462,243	152,303	1,016,353	375,398
0	0	0	0	0	0	0	0

842,111	5,424,977	838,343	1,319,404	462,243	152,303	1,016,353	375,398

399,468	70,816,940	(243,144)	2,611,486	751,967	578,735	(287,427)	136,371

0	0	0	0	0	610,531	0	0
(1,935,464)	(768,571)	466,570	75,102	(606,074)	65,151	1,161,783	(577,726)
19,380,259	44,148,973	35,673,766	26,601,569	8,796,262	287,167	17,712,278	14,965,814

17,444,795	43,380,402	36,140,336	26,676,671	8,190,188	962,849	18,874,061	14,388,088

$17,844,263	$114,197,342	$35,897,192	$29,288,157	$8,942,155	$1,541,584	$18,586,634	$14,524,459

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Davis Value Portfolio
ASSETS
Investment in the portfolios, at value	$21,379,552	$45,743,336	$37,332,453	$20,026,814	$0

Net Assets	$21,379,552	$45,743,336	$37,332,453	$20,026,814	$0

NET ASSETS, representing:
Accumulation units	$21,379,552	$45,743,336	$37,332,453	$20,026,814	$0

	$21,379,552	$45,743,336	$37,332,453	$20,026,814	$0

Units outstanding	15,069,819	28,724,951	20,973,288	9,338,643	0

Portfolio shares held	1,540,314	1,885,546	1,512,048	3,417,545	0
Portfolio net asset value per share	$13.88	$24.26	$24.69	$5.86	$0.00
Investment in portfolio shares, at cost	$19,887,060	$35,164,063	$26,595,969	$22,760,216	$0

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Prudential SP Davis Value Portfolio
INVESTMENT INCOME
Dividend income	$183,057	$469,327	$40,652	$409,284	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	119,101	256,725	219,294	109,963	12,719
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	119,101	256,725	219,294	109,963	12,719

NET INVESTMENT INCOME (LOSS)	63,956	212,602	(178,642)	299,321	(12,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	61,019	0	0	0	0
Realized gain (loss) on shares redeemed	(155,340)	808,083	3,220,940	(530,111)	(467,184)
Net change in unrealized gain (loss) on investments	2,586,985	4,602,227	2,071,441	2,521,721	809,683

NET GAIN (LOSS) ON INVESTMENTS	2,492,664	5,410,310	5,292,381	1,991,610	342,499

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,556,620	$5,622,912	$5,113,739	$2,290,931	$329,780

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio

$13,117,040	$0	$0	$13,878,225	$11,079,053	$5,153,399	$7,760,929	$8,065,981

$13,117,040	$0	$0	$13,878,225	$11,079,053	$5,153,399	$7,760,929	$8,065,981

$13,117,040	$0	$0	$13,878,225	$11,079,053	$5,153,399	$7,760,929	$8,065,981

$13,117,040	$0	$0	$13,878,225	$11,079,053	$5,153,399	$7,760,929	$8,065,981

8,232,314	0	0	6,746,139	7,665,945	3,280,142	4,709,044	733,387

1,068,163	0	0	1,793,052	1,236,501	992,948	1,129,684	651,533
$12.28	$0.00	$0.00	$7.74	$8.96	$5.19	$6.87	$12.38
$12,744,880	$0	$0	$12,892,650	$11,532,472	$6,398,066	$9,907,314	$6,894,893

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio

$60,580	$0	$0	$36,832	$203,368	$75,986	$153,839	$0

57,672	3,239	6,870	57,310	62,206	30,008	43,587	52,317
0	0	0	0	0	0	0	0

57,672	3,239	6,870	57,310	62,206	30,008	43,587	52,317

2,908	(3,239)	(6,870)	(20,478)	141,162	45,978	110,252	(52,317)

0	0	0	0	0	0	0	0
(231,502)	(16,113)	(769,665)	(87,241)	(181,011)	(578,464)	(595,628)	302,151
2,538,695	14,496	1,137,260	1,757,836	1,360,456	1,103,115	1,208,241	997,268

2,307,193	(1,617)	367,595	1,670,595	1,179,445	524,651	612,613	1,299,419

$2,310,101	$(4,856)	$360,725	$1,650,117	$1,320,607	$570,629	$722,865	$1,247,102

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio	AST Aggressive Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$2,159,790	$6,550,734	$6,859,928	$16,748,694	$6,112,257

Net Assets	$2,159,790	$6,550,734	$6,859,928	$16,748,694	$6,112,257

NET ASSETS, representing:
Accumulation units	$2,159,790	$6,550,734	$6,859,928	$16,748,694	$6,112,257

	$2,159,790	$6,550,734	$6,859,928	$16,748,694	$6,112,257

Units outstanding	263,024	699,072	559,091	1,574,279	525,020

Portfolio shares held	162,146	338,714	336,271	1,377,360	654,417
Portfolio net asset value per share	$13.32	$19.34	$20.40	$12.16	$9.34
Investment in portfolio shares, at cost	$2,600,880	$6,285,374	$5,833,613	$16,185,908	$5,288,454

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio	AST Aggressive Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$20,280	$38,854	$7,094	$420,593	$28,239

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	13,137	33,272	21,114	140,377	34,346
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	13,137	33,272	21,114	140,377	34,346

NET INVESTMENT INCOME (LOSS)	7,143	5,582	(14,020)	280,216	(6,107)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	406,309	0
Realized gain (loss) on shares redeemed	(315,359)	(106,824)	4,637	340,726	37,984
Net change in unrealized gain (loss) on investments	531,016	1,110,771	1,167,022	622,053	738,861

NET GAIN (LOSS) ON INVESTMENTS	215,657	1,003,947	1,171,659	1,369,088	776,845

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$222,800	$1,009,529	$1,157,639	$1,649,304	$770,738

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

$9,293,860	$14,552,126

$9,293,860	$14,552,126

$9,293,860	$14,552,126

$9,293,860	$14,552,126

822,270	1,321,204

836,531	1,238,479
$11.11	$11.75
$8,315,025	$13,330,795

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

$71,338	$252,977

50,922	107,640
0	0

50,922	107,640

20,416	145,337

0	0
31,592	392,349
912,242	1,180,549

943,834	1,572,898

$964,250	$1,718,235

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(448,606)	$(190,002)	$9,056,229	$9,006,484	$1,559,055	$5,501,124
Capital gains distributions received	0	0	3,181,069	3,828,970	0	0
Realized gain (loss) on shares redeemed	0	0	822,474	(832,643)	(538,826)	(10,949,072)
Net change in unrealized gain (loss) on investments	0	0	10,257,150	27,411,550	64,036,537	172,821,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(448,606)	(190,002)	23,316,922	39,414,361	65,056,766	167,373,311

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,775,949	8,553,181	5,285,358	5,898,491	21,054,420	26,558,582
Policy loans	(5,136,059)	(9,395,612)	(2,684,505)	(2,200,415)	(12,879,635)	(11,787,985)
Policy loan repayments and interest	3,870,619	11,384,724	2,187,133	2,379,552	14,755,010	18,120,353
Surrenders, withdrawals and death benefits	(12,312,817)	(15,456,585)	(7,515,778)	(10,241,278)	(23,293,080)	(36,470,339)
Net transfers between other subaccounts or fixed rate option	4,597,310	(15,322,055)	1,498,779	3,023,331	(11,962,483)	(12,597,698)
Withdrawal and other charges	(6,726,851)	(7,494,944)	(5,707,233)	(5,858,548)	(17,540,771)	(18,220,515)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,931,849)	(27,731,291)	(6,936,246)	(6,998,867)	(29,866,539)	(34,397,602)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,380,455)	(27,921,293)	16,380,676	32,415,494	35,190,227	132,975,709

NET ASSETS
Beginning of period	85,739,468	113,660,761	236,919,354	204,503,860	604,580,938	471,605,229

End of period	$77,359,013	$85,739,468	$253,300,030	$236,919,354	$639,771,165	$604,580,938

Beginning units	46,693,044	64,977,707	87,595,787	91,201,902	85,599,376	91,742,494

Units issued	17,641,930	23,789,447	4,205,648	4,841,884	6,459,442	9,456,659
Units redeemed	(22,055,686)	(42,074,110)	(6,580,857)	(8,447,999)	(11,221,766)	(15,599,777)

Ending units	42,279,288	46,693,044	85,220,578	87,595,787	80,837,052	85,599,376

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$16,667,633	$24,588,713	$9,382,404	$14,038,353	$399,468	$1,672,397	$70,816,940	$64,537,982
0	0	0	0	0	0	0	0
(3,083,037)	(13,208,315)	1,632,999	(2,839,459)	(1,935,464)	(6,488,398)	(768,571)	(3,077,950)
85,345,517	133,532,302	38,722,577	64,972,156	19,380,259	44,953,399	44,148,973	210,628,831

98,930,113	144,912,700	49,737,980	76,171,050	17,844,263	40,137,398	114,197,342	272,088,863

32,071,634	40,815,714	16,945,531	22,519,104	7,281,092	7,741,244	2,522,382	2,447,638
(16,460,278)	(17,167,573)	(6,992,540)	(7,846,642)	(3,119,358)	(2,643,579)	(1,203,409)	(1,104,448)
21,496,889	25,529,751	8,673,504	10,844,705	2,145,003	2,660,707	824,652	1,036,180
(33,420,264)	(51,332,064)	(17,754,160)	(26,850,624)	(5,170,565)	(7,829,498)	(3,833,837)	(2,890,608)
(18,277,571)	(17,641,011)	(8,950,830)	(13,434,209)	7,767,425	(3,025,076)	4,054,382	6,671,217
(26,879,671)	(28,242,116)	(14,767,397)	(15,452,590)	(5,750,653)	(5,531,341)	(8,188,848)	(6,933,952)

(41,469,261)	(48,037,299)	(22,845,892)	(30,220,256)	3,152,944	(8,627,543)	(5,824,678)	(773,973)

57,460,852	96,875,401	26,892,088	45,950,794	20,997,207	31,509,855	108,372,664	271,314,890

878,935,452	782,060,051	455,288,718	409,337,924	135,277,070	103,767,215	860,286,482	588,971,592

$936,396,304	$878,935,452	$482,180,806	$455,288,718	$156,274,277	$135,277,070	$968,659,146	$860,286,482

155,086,454	165,142,949	96,176,818	103,381,074	32,686,525	35,190,983	452,382,702	453,401,728

10,091,968	13,926,014	7,711,985	9,120,861	7,963,479	4,107,163	4,789,415	5,996,431
(17,408,947)	(23,982,509)	(12,493,633)	(16,325,117)	(5,538,902)	(6,611,621)	(7,421,323)	(7,015,457)

147,769,475	155,086,454	91,395,170	96,176,818	35,111,102	32,686,525	449,750,794	452,382,702

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(243,144)	$130,766	$2,611,486	$4,221,702	$751,967	$1,564,858
Capital gains distributions received	0	13,067,109	0	0	0	0
Realized gain (loss) on shares redeemed	466,570	(2,731,070)	75,102	(5,355,119)	(606,074)	(3,489,297)
Net change in unrealized gain (loss) on investments	35,673,766	50,997,521	26,601,569	45,969,388	8,796,262	20,449,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,897,192	61,464,326	29,288,157	44,835,971	8,942,155	18,524,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,215,736	2,463,729	14,438,233	17,939,789	4,848,275	5,847,096
Policy loans	(3,016,001)	(2,662,763)	(4,596,663)	(4,702,629)	(1,902,973)	(2,326,674)
Policy loan repayments and interest	2,937,466	2,881,722	3,809,877	4,851,970	1,363,733	1,634,731
Surrenders, withdrawals and death benefits	(4,247,673)	(5,280,502)	(9,834,497)	(15,027,459)	(3,755,428)	(4,632,184)
Net transfers between other subaccounts or fixed rate option	(1,725,854)	(1,067,587)	977,767	(8,022,060)	(1,544,388)	(1,560,232)
Withdrawal and other charges	(2,365,064)	(2,362,440)	(10,293,951)	(10,617,655)	(3,362,698)	(3,496,664)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,201,390)	(6,027,841)	(5,499,234)	(15,578,044)	(4,353,479)	(4,533,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,695,802	55,436,485	23,788,923	29,257,927	4,588,676	13,990,910

NET ASSETS
Beginning of period	140,071,903	84,635,418	215,286,928	186,029,001	78,851,218	64,860,308

End of period	$169,767,705	$140,071,903	$239,075,851	$215,286,928	$83,439,894	$78,851,218

Beginning units	7,858,590	8,359,450	73,672,575	79,665,286	41,730,261	44,767,582

Units issued	762,368	1,072,788	12,941,896	11,305,848	4,382,574	6,438,532
Units redeemed	(1,134,345)	(1,573,648)	(13,981,709)	(17,298,559)	(6,881,098)	(9,475,853)

Ending units	7,486,613	7,858,590	72,632,762	73,672,575	39,231,737	41,730,261

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$578,735	$647,179	$(287,427)	$113,617	$136,371	$629,916	$63,956	$362,272
610,531	96,112	0	0	0	5,064,693	61,019	0
65,151	(159,911)	1,161,783	(2,807,557)	(577,726)	(3,813,670)	(155,340)	(570,005)
287,167	1,121,471	17,712,278	55,465,055	14,965,814	9,554,793	2,586,985	7,412,332

1,541,584	1,704,851	18,586,634	52,771,115	14,524,459	11,435,732	2,556,620	7,204,599

756,801	1,005,059	13,919,286	15,770,163	1,569,414	2,253,978	1,746,919	1,859,819
(613,473)	(395,406)	(4,902,826)	(4,729,534)	(1,055,308)	(925,048)	(588,430)	(335,918)
329,360	515,866	3,226,977	3,826,369	1,073,336	1,269,524	109,197	125,618
(618,079)	(4,533,325)	(10,238,974)	(10,079,513)	(1,907,252)	(3,577,118)	(1,171,958)	(1,036,240)
387,238	927,255	(1,440,545)	(3,307,223)	(350,376)	(2,465,988)	(695,213)	497,136
(651,837)	(694,368)	(9,705,114)	(10,170,585)	(1,323,848)	(1,319,303)	(1,364,183)	(1,326,902)

(409,990)	(3,174,919)	(9,141,196)	(8,690,323)	(1,994,034)	(4,763,955)	(1,963,668)	(216,487)

1,131,594	(1,470,068)	9,445,438	44,080,792	12,530,425	6,671,777	592,952	6,988,112

24,451,113	25,921,181	174,394,075	130,313,283	59,351,075	52,679,298	20,786,600	13,798,488

$25,582,707	$24,451,113	$183,839,513	$174,394,075	$71,881,500	$59,351,075	$21,379,552	$20,786,600

6,858,311	7,784,606	80,745,599	85,715,587	17,843,132	19,708,004	16,668,885	16,762,012

1,042,794	1,514,497	10,220,684	12,891,081	1,500,327	2,375,353	1,908,089	3,471,407
(1,153,881)	(2,440,792)	(14,529,482)	(17,861,069)	(2,079,607)	(4,240,225)	(3,507,155)	(3,564,534)

6,747,224	6,858,311	76,436,801	80,745,599	17,263,852	17,843,132	15,069,819	16,668,885

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS Growth Series - Initial Class		American Century VP Value Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$212,602	$(21,417)	$(178,642)	$(109,385)	$299,321	$824,842
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	808,083	(206,484)	3,220,940	37,761	(530,111)	(1,022,720)
Net change in unrealized gain (loss) on investments	4,602,227	11,935,356	2,071,441	12,223,698	2,521,721	3,219,350

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,622,912	11,707,455	5,113,739	12,152,074	2,290,931	3,021,472

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,015,023	5,681,749	3,932,618	5,194,050	1,856,338	2,090,358
Policy loans	(1,333,306)	(1,238,926)	(1,224,393)	(1,028,767)	(563,838)	(465,085)
Policy loan repayments and interest	321,889	338,395	276,791	304,628	120,448	170,392
Surrenders, withdrawals and death benefits	(3,137,015)	(2,593,264)	(2,723,776)	(1,962,740)	(1,306,770)	(964,615)
Net transfers between other subaccounts or fixed rate option	(1,068,883)	(856,386)	(11,702,569)	1,213,604	586,200	(595,581)
Withdrawal and other charges	(3,351,617)	(3,561,387)	(2,825,191)	(3,105,866)	(1,291,480)	(1,322,932)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,553,909)	(2,229,819)	(14,266,520)	614,909	(599,102)	(1,087,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,069,003	9,477,636	(9,152,781)	12,766,983	1,691,829	1,934,009

NET ASSETS
Beginning of period	43,674,333	34,196,697	46,485,234	33,718,251	18,334,985	16,400,976

End of period	$45,743,336	$43,674,333	$37,332,453	$46,485,234	$20,026,814	$18,334,985

Beginning units	31,220,929	33,136,334	29,941,794	29,723,947	9,640,200	10,274,369

Units issued	3,773,015	5,366,855	2,746,591	5,723,471	1,538,852	1,607,882
Units redeemed	(6,268,993)	(7,282,260)	(11,715,097)	(5,505,624)	(1,840,409)	(2,242,051)

Ending units	28,724,951	31,220,929	20,973,288	29,941,794	9,338,643	9,640,200

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio
01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 04/30/2010**	01/01/2009 to 12/31/2009

$(12,719)	$68,343	$2,908	$72,171	$(3,239)	$(8,193)	$(6,870)	$(17,826)
0	0	0	0	0	0	0	0
(467,184)	(512,195)	(231,502)	(702,651)	(16,113)	(66,709)	(769,665)	(321,706)
809,683	2,275,359	2,538,695	2,782,232	14,496	572,576	1,137,260	1,165,230

329,780	1,831,507	2,310,101	2,151,752	(4,856)	497,674	360,725	825,698

333,026	687,881	672,697	753,327	29,706	160,868	90,909	301,065
(66,965)	(124,442)	(211,065)	(129,693)	(7,588)	(9,303)	(34,595)	(40,052)
11,475	32,861	36,926	34,913	1,114	9,389	4,930	26,327
(59,000)	(380,493)	(524,689)	(485,305)	(9,566)	(60,033)	(31,811)	(178,491)
(6,754,551)	(1,252,404)	2,307,143	(338,307)	(1,648,478)	10,947	(3,708,417)	(157,644)
(137,568)	(432,825)	(594,689)	(560,129)	(33,686)	(93,684)	(73,625)	(229,774)

(6,673,583)	(1,469,422)	1,686,323	(725,194)	(1,668,498)	18,184	(3,752,609)	(278,569)

(6,343,803)	362,085	3,996,424	1,426,558	(1,673,354)	515,858	(3,391,884)	547,129

6,343,803	5,981,718	9,120,616	7,694,058	1,673,354	1,157,496	3,391,884	2,844,755

$0	$6,343,803	$13,117,040	$9,120,616	$0	$1,673,354	$0	$3,391,884

5,077,845	6,247,682	7,184,586	7,880,753	1,317,550	1,305,766	3,399,703	3,727,063

341,710	1,120,725	2,756,832	1,094,626	48,444	327,583	133,525	513,249
(5,419,555)	(2,290,562)	(1,709,104)	(1,790,793)	(1,365,994)	(315,799)	(3,533,228)	(840,609)

0	5,077,845	8,232,314	7,184,586	0	1,317,550	0	3,399,703

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(20,478)	$10,219	$141,162	$146,821	$45,978	$74,922
Capital gains distributions received	0	0	0	132,139	0	0
Realized gain (loss) on shares redeemed	(87,241)	(381,622)	(181,011)	(1,087,992)	(578,464)	(1,235,221)
Net change in unrealized gain (loss) on investments	1,757,836	2,449,885	1,360,456	2,836,638	1,103,115	2,673,861

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,650,117	2,078,482	1,320,607	2,027,606	570,629	1,513,562

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	722,479	646,083	1,100,741	1,140,154	380,466	474,169
Policy loans	(235,930)	(124,681)	(267,781)	(224,050)	(121,447)	(98,048)
Policy loan repayments and interest	58,888	37,189	116,821	90,471	28,870	24,704
Surrenders, withdrawals and death benefits	(566,051)	(376,558)	(591,683)	(610,863)	(209,420)	(373,097)
Net transfers between other subaccounts or fixed rate option	5,896,880	(34,138)	(138,894)	(625,904)	(749,271)	(633,368)
Withdrawal and other charges	(639,193)	(473,444)	(787,656)	(931,828)	(315,719)	(354,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,237,073	(325,549)	(568,452)	(1,162,020)	(986,521)	(960,182)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,887,190	1,752,933	752,155	865,586	(415,892)	553,380

NET ASSETS
Beginning of period	6,991,035	5,238,102	10,326,898	9,461,312	5,569,291	5,015,911

End of period	$13,878,225	$6,991,035	$11,079,053	$10,326,898	$5,153,399	$5,569,291

Beginning units	4,068,411	4,299,623	8,090,200	9,299,501	4,017,349	4,932,745

Units issued	4,074,371	953,499	1,094,223	1,687,960	403,735	684,012
Units redeemed	(1,396,643)	(1,184,711)	(1,518,478)	(2,897,261)	(1,140,942)	(1,599,408)

Ending units	6,746,139	4,068,411	7,665,945	8,090,200	3,280,142	4,017,349

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential SP International Value Portfolio		AST T. Rowe Price Large-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Marsico Capital Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$110,252	$179,456	$(52,317)	$(28,396)	$7,143	$57,601	$5,582	$9,645
0	0	0	0	0	0	0	0
(595,628)	(1,076,231)	302,151	(53,537)	(315,359)	(363,475)	(106,824)	(133,672)
1,208,241	2,864,193	997,268	2,090,287	531,016	735,489	1,110,771	1,100,209

722,865	1,967,418	1,247,102	2,008,354	222,800	429,615	1,009,529	976,182

562,746	700,824	837,660	530,617	210,597	348,964	545,925	449,823
(173,342)	(188,177)	(44,707)	(24,172)	(34,733)	(33,590)	(26,024)	(22,143)
41,498	32,998	8,460	6,186	13,754	13,428	9,161	7,206
(298,039)	(378,380)	(72,616)	(86,638)	(144,781)	(251,358)	(54,441)	(57,099)
(176,558)	(681,273)	(880,395)	1,596,277	(438,494)	(245,192)	768,876	(26,737)
(489,027)	(519,620)	(325,181)	(219,979)	(165,631)	(194,925)	(183,100)	(155,387)

(532,722)	(1,033,628)	(476,779)	1,802,291	(559,288)	(362,673)	1,060,397	195,663

190,143	933,790	770,323	3,810,645	(336,488)	66,942	2,069,926	1,171,845

7,570,786	6,636,996	7,295,658	3,485,013	2,496,278	2,429,336	4,480,808	3,308,963

$7,760,929	$7,570,786	$8,065,981	$7,295,658	$2,159,790	$2,496,278	$6,550,734	$4,480,808

5,059,908	5,836,056	763,637	556,131	341,955	395,093	569,210	542,185

838,742	874,777	527,913	258,233	48,534	68,382	341,647	79,713
(1,189,606)	(1,650,925)	(558,163)	(50,727)	(127,465)	(121,520)	(211,785)	(52,688)

4,709,044	5,059,908	733,387	763,637	263,024	341,955	699,072	569,210

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio		AST Aggressive Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	12/4/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$(14,020)	$(14,803)	$280,216	$(11,038)	$(6,107)	$(4,552)
Capital gains distributions received	0	0	406,309	0	0	0
Realized gain (loss) on shares redeemed	4,637	(118,919)	340,726	11,779	37,984	392
Net change in unrealized gain (loss) on investments	1,167,022	974,487	622,053	(59,267)	738,861	84,942

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,157,639	840,765	1,649,304	(58,526)	770,738	80,782

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	203,831	226,821	902,660	57,621	458,359	53,541
Policy loans	(70,406)	(33,726)	(180,726)	(26,891)	(165,139)	(19,901)
Policy loan repayments and interest	12,044	9,131	55,882	1,859	27,152	3,142
Surrenders, withdrawals and death benefits	(144,211)	(145,003)	(934,058)	(21,349)	(337,394)	(6,777)
Net transfers between other subaccounts or fixed rate option	2,692,501	(13,985)	(6,632,136)	23,196,902	(108,799)	5,749,004
Withdrawal and other charges	(188,823)	(172,868)	(1,177,733)	(84,115)	(352,561)	(39,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,504,936	(129,630)	(7,966,111)	23,124,027	(478,382)	5,739,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,662,575	711,135	(6,316,807)	23,065,501	292,356	5,819,901

NET ASSETS
Beginning of period	3,197,353	2,486,218	23,065,501	0	5,819,901	0

End of period	$6,859,928	$3,197,353	$16,748,694	$23,065,501	$6,112,257	$5,819,901

Beginning units	353,363	365,742	2,321,414	0	569,655	0

Units issued	295,765	64,757	276,444	2,809,053	50,107	578,068
Units redeemed	(90,037)	(77,136)	(1,023,579)	(487,639)	(94,742)	(8,413)

Ending units	559,091	353,363	1,574,279	2,321,414	525,020	569,655

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/20/2009* to 12/31/2009

$20,416	$(6,606)	$145,337	$(10,189)
0	0	0	0
31,592	451	392,349	299
912,242	66,593	1,180,549	40,782

964,250	60,438	1,718,235	30,892

705,609	123,004	226,618	24,083
(160,140)	(103,009)	(25,655)	(20,255)
59,193	4,654	44,203	942
(459,345)	(28,820)	(51,148)	(24,541)
429,497	8,456,730	(4,830,034)	17,770,763
(678,063)	(80,138)	(287,853)	(24,124)

(103,249)	8,372,421	(4,923,869)	17,726,868

861,001	8,432,859	(3,205,634)	17,757,760

8,432,859	0	17,757,760	0

$9,293,860	$8,432,859	$14,552,126	$17,757,760

832,969	0	1,772,053	0

130,390	859,216	50,272	1,780,038
(141,089)	(26,247)	(501,121)	(7,985)

822,270	832,969	1,321,204	1,772,053

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2010

Note 1:	General

Pruco Life Variable Appreciable Account (the “Account”) was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from sales of purchases of Pruco Life’s Variable Appreciable Life (“VAL”) contracts and Pruco Life’s Variable Universal Life (“VUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. There are thirty-three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Funds
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
SP Davis Value Portfolio
SP Small-Cap Value Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio

Advanced Series Trust
AST T. Rowe Price Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

T. Rowe Price
International Stock Portfolio

Janus Aspen
Janus Portfolio – Institutional Shares

MFS VIT
Growth Series – Initial Class

American Century Variable Portfolios
VP Value Fund

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential. Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts

Note 1:	General (Continued)

to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:

April 30, 2010	Removed Portfolio	Surviving Portfolio
	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
Shares	741,539	1,604,204
Value	$5.00	$7.00
Net assets before merger	$3,707,693	$7,521,735
Net assets after merger	$0	$11,229,428

	Prudential SP Davis Value Portfolio	Prudential Value Portfolio
Shares	733,025	9,221,698
Value	$9.15	$16.19
Net assets before merger	$6,707,183	$142,592,112
Net assets after merger	$0	$149,299,295

	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential Jennison Portfolio
Shares	237,652	8,251,579
Value	$6.88	$21.65
Net assets before merger	$1,635,044	$177,011,648
Net assets after merger	$0	$178,646,692

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework

Note 3:	Fair Value (Continued)

for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on quoted prices for identical instruments in active markets.

Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

Level 3—Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds ( AST & PruSeries)	$0	$4,408,859,923	$0	$4,408,859,923
Janus Aspen Janus Portfolio – Institutional Shares	$0	$45,743,336	$0	$45,743,336

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$21,315,380	$(29,723,039)
Prudential Diversified Bond Portfolio	$4,643,566	$(13,010,025)
Prudential Equity Portfolio	$1,776,155	$(34,728,906)
Prudential Flexible Managed Portfolio	$1,506,871	$(46,249,937)
Prudential Conservative Balanced Portfolio	$3,518,493	$(28,295,921)

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Value Portfolio	$13,079,367	$(10,768,534)
Prudential High Yield Bond Portfolio	$7,996,731	$(19,246,386)
Prudential Natural Resources Portfolio	$3,926,398	$(10,966,131)
Prudential Stock Index Portfolio	$12,633,649	$(19,452,287)
Prudential Global Portfolio	$2,149,361	$(6,965,083)
Prudential Government Income Portfolio	$2,063,737	$(2,626,030)
Prudential Jennison Portfolio	$5,843,965	$(16,001,514)
Prudential Small Capitalization Stock Portfolio	$1,557,971	$(3,927,403)
T. Rowe Price International Stock Portfolio	$769,061	$(2,851,829)
Janus Aspen Janus Portfolio – Institutional Shares	$1,579,418	$(5,390,052)
MFS VIT Growth Series – Initial Class	$1,224,378	$(15,710,192)
American Century VP Value Fund	$1,399,894	$(2,108,960)
Prudential SP Davis Value Portfolio	$264,305	$(6,950,607)
Prudential SP Small Cap Value Portfolio	$3,314,315	$(1,685,665)
Prudential SP Strategic Partners Focused Growth Portfolio	$41,363	$(1,713,100)
Prudential SP Mid Cap Growth Portfolio	$75,191	$(3,834,670)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$6,989,747	$(1,809,983)
Prudential SP Growth Asset Allocation Portfolio	$690,588	$(1,321,246)
Prudential SP International Growth Portfolio	$250,326	$(1,266,855)
Prudential SP International Value Portfolio	$782,756	$(1,359,066)
AST T. Rowe Price Large-Cap Growth Portfolio	$3,780,307	$(4,309,403)
AST Large-Cap Value Portfolio	$227,547	$(799,972)
AST Marsico Capital Growth Portfolio	$1,937,343	$(910,218)
AST Small-Cap Growth Portfolio	$3,166,783	$(682,960)
AST PIMCO Total Return Bond Portfolio	$1,769,671	$(9,876,160)
AST Aggressive Asset Allocation Portfolio	$284,631	$(797,359)
AST Balanced Asset Allocation Portfolio	$889,300	$(1,043,471)
AST Preservation Asset Allocation Portfolio	$364,627	$(5,396,137)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2010	42,279	$1.43637 to $ 2.52187	$77,359	0.03%	0.60% to 0.60%	-0.56% to -0.53%
December 31, 2009	46,693	$1.44408 to $ 2.53615	$85,739	0.42%	0.60% to 0.60%	-0.20% to -0.19%
December 31, 2008	64,978	$1.44687 to $ 2.54120	$113,661	2.60%	0.57% to 0.60%	2.03% to 2.07%
December 31, 2007	63,522	$1.41813 to $ 2.48978	$106,557	4.93%	0.59% to 0.60%	4.42% to 4.46%
December 31, 2006	55,737	$1.35814 to $ 2.38359	$92,812	4.67%	0.58% to 0.60%	4.13% to 4.17%

	Prudential Diversified Bond Portfolio
December 31, 2010	85,221	$2.22918 to $ 5.92305	$253,300	4.22%	0.54% to 0.60%	9.91% to 9.97%
December 31, 2009	87,596	$2.02819 to $ 5.38601	$236,919	4.72%	0.57% to 0.60%	19.79% to 19.84%
December 31, 2008	91,202	$1.69315 to $ 4.49450	$204,504	5.19%	0.56% to 0.60%	-4.03% to -3.99%
December 31, 2007	93,555	$1.76433 to $ 4.68142	$218,618	5.06%	0.59% to 0.60%	5.07% to 5.11%
December 31, 2006	95,706	$1.67919 to $ 4.45385	$212,763	4.91%	0.58% to 0.60%	4.35% to 4.41%

	Prudential Equity Portfolio
December 31, 2010	80,837	$1.92526 to $10.28701	$639,771	0.79%	0.52% to 0.60%	11.23% to 11.32%
December 31, 2009	85,599	$1.73088 to $ 9.24053	$604,581	1.60%	0.44% to 0.60%	37.35% to 37.46%
December 31, 2008	91,742	$1.26021 to $ 6.72228	$471,605	1.44%	0.60% to 0.60%	-38.53% to -38.53%
December 31, 2007	95,451	$2.05004 to $10.93551	$794,550	1.06%	0.60% to 0.60%	8.66% to 8.67%
December 31, 2006	100,446	$1.88658 to $10.06310	$772,370	1.10%	0.60% to 0.60%	11.89% to 11.90%

	Prudential Flexible Managed Portfolio
December 31, 2010	147,769	$1.80184 to $ 6.83999	$936,396	2.24%	0.36% to 0.60%	11.36% to 11.63%
December 31, 2009	155,086	$1.61803 to $ 6.12740	$878,935	3.48%	0.15% to 0.60%	19.23% to 19.51%
December 31, 2008	165,143	$1.35704 to $ 5.12702	$782,060	2.97%	0.36% to 0.60%	-25.27% to -25.09%
December 31, 2007	172,118	$1.81592 to $ 6.84455	$1,086,789	2.38%	0.38% to 0.60%	5.72% to 5.96%
December 31, 2006	178,794	$1.71765 to $ 6.45962	$1,067,127	1.96%	0.39% to 0.60%	11.50% to 11.75%

	Prudential Conservative Balanced Portfolio
December 31, 2010	91,395	$1.82185 to $ 5.75427	$482,181	2.45%	0.41% to 0.60%	11.09% to 11.28%
December 31, 2009	96,177	$1.64005 to $ 5.17076	$455,289	3.78%	0.24% to 0.60%	19.29% to 19.52%
December 31, 2008	103,381	$1.37489 to $ 4.32625	$409,338	3.44%	0.41% to 0.60%	-21.88% to -21.72%
December 31, 2007	107,990	$1.75988 to $ 5.52698	$543,155	2.96%	0.43% to 0.60%	5.49% to 5.68%
December 31, 2006	112,965	$1.66835 to $ 5.22999	$536,179	2.55%	0.43% to 0.60%	9.77% to 9.97%

	Prudential High Yield Bond Portfolio
December 31, 2010	449,751	$2.10440 to $ 4.55403	$968,659	8.40%	0.60% to 0.60%	13.37% to 13.38%
December 31, 2009	452,383	$1.85600 to $ 4.01699	$860,286	9.46%	0.60% to 0.60%	46.28% to 46.29%
December 31, 2008	453,402	$1.26883 to $ 2.74591	$588,972	8.75%	0.60% to 0.60%	-22.75% to -22.75%
December 31, 2007	457,465	$1.64253 to $ 3.55439	$769,682	7.08%	0.60% to 0.60%	1.99% to 2.00%
December 31, 2006	476,348	$1.61051 to $ 3.48462	$785,768	7.86%	0.60% to 0.60%	9.60% to 9.61%

	Prudential Stock Index Portfolio
December 31, 2010	72,633	$1.93168 to $ 5.91931	$239,076	1.78%	0.60% to 0.60%	13.90% to 13.90%
December 31, 2009	73,673	$1.69594 to $ 5.19674	$215,287	2.84%	0.60% to 0.60%	25.32% to 25.32%
December 31, 2008	79,665	$1.35329 to $ 4.14676	$186,029	2.30%	0.60% to 0.60%	-37.32% to -37.32%
December 31, 2007	84,335	$2.15890 to $ 6.61546	$306,587	1.62%	0.60% to 0.60%	4.47% to 4.47%
December 31, 2006	88,621	$2.06659 to $ 6.33248	$310,658	1.59%	0.60% to 0.60%	14.86% to 14.86%

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	Prudential Value Portfolio
December 31, 2010	35,111	$2.50599 to $ 7.80978	$156,274	0.88%	0.60% to 0.60%	13.18% to 13.18%
December 31, 2009	32,687	$2.21412 to $ 6.90022	$135,277	2.05%	0.60% to 0.60%	41.08% to 41.08%
December 31, 2008	35,191	$1.56943 to $ 4.89092	$103,767	1.87%	0.60% to 0.60%	-42.64% to -42.64%
December 31, 2007	37,490	$2.73606 to $ 8.52643	$189,144	1.40%	0.60% to 0.60%	2.57% to 2.57%
December 31, 2006	39,119	$2.66742 to $ 8.31279	$191,822	1.50%	0.60% to 0.60%	19.22% to 19.23%

	Prudential Natural Resources Portfolio
December 31, 2010	7,487	$22.67617 to $22.67617	$169,768	0.42%	0.60% to 0.60%	27.22% to 27.22%
December 31, 2009	7,859	$17.82405 to $17.82405	$140,072	0.71%	0.60% to 0.60%	76.05% to 76.05%
December 31, 2008	8,359	$10.12452 to $10.12452	$84,635	0.76%	0.60% to 0.60%	-53.28% to -53.28%
December 31, 2007	10,052	$21.67220 to $21.67220	$217,853	0.64%	0.60% to 0.60%	47.41% to 47.41%
December 31, 2006	10,207	$14.70238 to $14.70238	$150,063	1.86%	0.60% to 0.60%	21.47% to 21.47%

	Prudential Global Portfolio
December 31, 2010	39,232	$1.80416 to $ 2.34543	$83,440	1.57%	0.60% to 0.60%	12.07% to 12.08%
December 31, 2009	41,730	$1.60977 to $ 2.09283	$78,851	2.90%	0.60% to 0.60%	30.60% to 30.61%
December 31, 2008	44,768	$1.23256 to $ 1.60237	$64,860	1.93%	0.60% to 0.60%	-43.26% to -43.26%
December 31, 2007	50,641	$2.17237 to $ 2.82411	$126,253	1.13%	0.60% to 0.60%	9.81% to 9.82%
December 31, 2006	48,710	$1.97822 to $ 2.57168	$110,416	0.61%	0.60% to 0.60%	18.93% to 18.94%

	Prudential Government Income Portfolio
December 31, 2010	6,747	$3.79159 to $ 3.79159	$25,583	2.87%	0.60% to 0.60%	6.35% to 6.35%
December 31, 2009	6,858	$3.56518 to $ 3.56518	$24,451	3.13%	0.60% to 0.60%	7.07% to 7.07%
December 31, 2008	7,785	$3.32980 to $ 3.32980	$25,921	4.04%	0.60% to 0.60%	3.68% to 3.68%
December 31, 2007	7,340	$3.21159 to $ 3.21159	$23,573	4.46%	0.60% to 0.60%	5.06% to 5.06%
December 31, 2006	7,560	$3.05682 to $ 3.05682	$23,108	4.88%	0.60% to 0.60%	3.12% to 3.12%

	Prudential Jennison Portfolio
December 31, 2010	76,437	$2.04042 to $ 2.94659	$183,840	0.43%	0.60% to 0.60%	11.28% to 11.29%
December 31, 2009	80,746	$1.83360 to $ 2.64776	$174,394	0.67%	0.60% to 0.60%	42.18% to 42.18%
December 31, 2008	85,716	$1.28966 to $ 1.86228	$130,313	0.52%	0.60% to 0.60%	-37.66% to -37.65%
December 31, 2007	89,713	$2.06863 to $ 2.98700	$218,592	0.30%	0.60% to 0.60%	11.33% to 11.33%
December 31, 2006	93,669	$1.85818 to $ 2.68309	$205,701	0.30%	0.60% to 0.60%	1.18% to 1.18%

	Prudential Small Capitalization Stock Portfolio
December 31, 2010	17,264	$4.16370 to $ 4.16370	$71,882	0.81%	0.60% to 0.60%	25.18% to 25.18%
December 31, 2009	17,843	$3.32627 to $ 3.32627	$59,351	1.84%	0.60% to 0.60%	24.44% to 24.44%
December 31, 2008	19,708	$2.67299 to $ 2.67299	$52,679	1.16%	0.60% to 0.60%	-31.45% to -31.45%
December 31, 2007	20,546	$3.89928 to $ 3.89928	$80,113	0.59%	0.60% to 0.60%	-1.13% to -1.13%
December 31, 2006	18,641	$3.94365 to $ 3.94635	$73,512	0.59%	0.60% to 0.60%	13.99% to 13.99%

	T. Rowe Price International Stock Portfolio
December 31, 2010	15,070	$1.41870 to $ 1.41870	$21,380	0.92%	0.60% to 0.60%	13.77% to 13.77%
December 31, 2009	16,669	$1.24703 to $ 1.24703	$20,787	2.74%	0.60% to 0.60%	51.49% to 51.49%
December 31, 2008	16,762	$0.82320 to $ 0.82320	$13,798	1.76%	0.60% to 0.60%	-49.01% to -49.01%
December 31, 2007	23,215	$1.61437 to $ 1.61437	$37,478	1.49%	0.60% to 0.60%	12.36% to 12.36%
December 31, 2006	22,166	$1.43677 to $ 1.43677	$31,848	1.10%	0.60% to 0.60%	18.38% to 18.38%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2010	28,725	$1.59246 to $ 1.59246	$45,743	1.09%	0.60% to 0.60%	13.84% to 13.84%
December 31, 2009	31,221	$1.39888 to $ 1.39888	$43,674	0.54%	0.60% to 0.60%	35.55% to 35.55%
December 31, 2008	33,136	$1.03200 to $ 1.03200	$34,197	0.75%	0.60% to 0.60%	-40.08% to -40.08%
December 31, 2007	34,941	$1.72228 to $ 1.72228	$60,178	0.73%	0.60% to 0.60%	14.40% to 14.40%
December 31, 2006	35,679	$1.50548 to $ 1.50548	$53,714	0.48%	0.60% to 0.60%	10.72% to 10.72%

	MFS Growth Series – Initial Class
December 31, 2010	20,973	$1.78000 to $ 1.78000	$37,332	0.11%	0.60% to 0.60%	14.65% to 14.65%
December 31, 2009	29,942	$1.55252 to $ 1.55252	$46,485	0.31%	0.60% to 0.60%	36.86% to 36.86%
December 31, 2008	29,724	$1.13438 to $ 1.13438	$33,718	0.21%	0.60% to 0.60%	-37.79% to -37.79%
December 31, 2007	26,243	$1.82350 to $ 1.82350	$47,854	0.00%	0.60% to 0.60%	20.45% to 20.45%
December 31, 2006	27,008	$1.51395 to $ 1.51395	$40,888	0.00%	0.60% to 0.60%	7.25% to 7.25%

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	American Century VP Value Fund
December 31, 2010	9,339	$2.14451 to $2.14451	$20,027	2.22%	0.60% to 0.60%	12.75% to 12.75%
December 31, 2009	9,640	$1.90193 to $1.90193	$18,335	5.68%	0.60% to 0.60%	19.15% to 19.15%
December 31, 2008	10,274	$1.59630 to $1.59630	$16,401	2.54%	0.60% to 0.60%	-27.21% to -27.21%
December 31, 2007	11,555	$2.19302 to $2.19302	$25,340	1.58%	0.60% to 0.60%	-5.71% to -5.71%
December 31, 2006	12,205	$2.32585 to $2.32585	$28,387	1.39%	0.60% to 0.60%	17.95% to 17.95%

	Prudential SP Davis Value Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$1.31435 to $1.31435	$0	0.00%	0.60% to 0.60%	5.21% to 5.21%
December 31, 2009	5,078	$1.24931 to $1.24931	$6,344	1.68%	0.60% to 0.60%	30.49% to 30.49%
December 31, 2008	6,248	$0.95743 to $0.95743	$5,982	1.49%	0.60% to 0.60%	-40.24% to -40.24%
December 31, 2007	6,327	$1.60214 to $1.60214	$10,136	0.80%	0.60% to 0.60%	3.95% to 3.95%
December 31, 2006	6,004	$1.54125 to $1.54125	$9,253	0.93%	0.60% to 0.60%	14.34% to 14.34%

	Prudential SP Small Cap Value Portfolio
December 31, 2010	8,232	$1.59336 to $1.59336	$13,117	0.63%	0.60% to 0.60%	25.51% to 25.51%
December 31, 2009	7,185	$1.26947 to $1.26947	$9,121	1.52%	0.60% to 0.60%	30.03% to 30.03%
December 31, 2008	7,881	$0.97631 to $0.97631	$7,694	1.10%	0.60% to 0.60%	-30.91% to -30.91%
December 31, 2007	8,162	$1.41320 to $1.41320	$11,534	0.75%	0.60% to 0.60%	-4.21% to -4.21%
December 31, 2006	8,196	$1.47528 to $1.47528	$12,092	0.43%	0.60% to 0.60%	13.93% to 13.93%

	Prudential SP Strategic Partners Focused Growth Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$1.26573 to $1.26573	$0	0.00%	0.60% to 0.60%	-0.34% to -0.34%
December 31, 2009	1,318	$1.27005 to $1.27005	$1,673	0.00%	0.60% to 0.60%	43.27% to 43.27%
December 31, 2008	1,306	$0.88645 to $0.88645	$1,157	0.00%	0.60% to 0.60%	-38.78% to -38.78%
December 31, 2007	1,279	$1.44798 to $1.44798	$1,852	0.00%	0.60% to 0.60%	14.56% to 14.56%
December 31, 2006	1,245	$1.26395 to $1.26395	$1,574	0.00%	0.60% to 0.60%	-1.25% to -1.25%

	Prudential SP Mid Cap Growth Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$1.10386 to $1.10386	$0	0.00%	0.60% to 0.60%	10.64% to 10.64%
December 31, 2009	3,400	$0.99770 to $0.99770	$3,392	0.00%	0.60% to 0.60%	30.71% to 30.71%
December 31, 2008	3,727	$0.76327 to $0.76327	$2,845	0.00%	0.60% to 0.60%	-42.91% to -42.91%
December 31, 2007	3,807	$1.33691 to $1.33691	$5,090	0.23%	0.60% to 0.60%	15.51% to 15.51%
December 31, 2006	3,804	$1.15736 to $1.15736	$4,403	0.00%	0.60% to 0.60%	-2.53% to -2.53%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2010	6,746	$2.05721 to $2.05721	$13,878	0.38%	0.60% to 0.60%	19.72% to 19.72%
December 31, 2009	4,068	$1.71837 to $1.71837	$6,991	0.77%	0.60% to 0.60%	41.05% to 41.05%
December 31, 2008	4,300	$1.21827 to $1.21827	$5,238	0.30%	0.60% to 0.60%	-36.61% to -36.61%
December 31, 2007	4,238	$1.92190 to $1.92190	$8,145	0.34%	0.60% to 0.60%	16.12% to 16.12%
December 31, 2006	3,899	$1.65517 to $1.65517	$6,454	0.00%	0.60% to 0.60%	8.93% to 8.93%

	Prudential SP Growth Asset Allocation Portfolio
December 31, 2010	7,666	$1.44523 to $1.44523	$11,079	1.95%	0.60% to 0.60%	13.22% to 13.22%
December 31, 2009	8,090	$1.27647 to $1.27647	$10,327	2.19%	0.60% to 0.60%	25.46% to 25.46%
December 31, 2008	9,300	$1.01740 to $1.01740	$9,461	1.71%	0.60% to 0.60%	-36.74% to -36.74%
December 31, 2007	9,952	$1.60825 to $1.60825	$16,005	1.61%	0.60% to 0.60%	8.57% to 8.57%
December 31, 2006	9,141	$1.48126 to $1.48126	$13,540	1.75%	0.60% to 0.60%	12.22% to 12.22%

	Prudential SP International Growth Portfolio
December 31, 2010	3,280	$1.57109 to $1.57109	$5,153	1.52%	0.60% to 0.60%	13.33% to 13.33%
December 31, 2009	4,017	$1.38631 to $1.38631	$5,569	2.10%	0.60% to 0.60%	36.33% to 36.33%
December 31, 2008	4,933	$1.01686 to $1.01686	$5,016	1.55%	0.60% to 0.60%	-50.59% to -50.59%
December 31, 2007	4,866	$2.05803 to $2.05803	$10,014	0.74%	0.60% to 0.60%	18.83% to 18.83%
December 31, 2006	4,638	$1.73186 to $1.73186	$8,032	1.34%	0.60% to 0.60%	20.33% to 20.33%

	Prudential SP International Value Portfolio
December 31, 2010	4,709	$1.64809 to $1.64809	$7,761	2.11%	0.60% to 0.60%	10.15% to 10.15%
December 31, 2009	5,060	$1.49623 to $1.49623	$7,571	3.18%	0.60% to 0.60%	31.57% to 31.57%
December 31, 2008	5,836	$1.13724 to $1.13724	$6,637	2.80%	0.60% to 0.60%	-44.39% to -44.39%
December 31, 2007	5,996	$2.04511 to $2.04511	$12,262	2.22%	0.60% to 0.60%	17.38% to 17.38%
December 31, 2006	5,021	$1.74236 to $1.74236	$8,748	0.84%	0.60% to 0.60%	28.32% to 28.32%

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest — Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest	Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2010	733	$10.99826 to $10.99826	$8,066	0.00%	0.60% to 0.60%	15.12% to 15.12%
December 31, 2009	764	$9.55383 to $ 9.55383	$7,296	0.00%	0.60% to 0.60%	52.46% to 52.46%
December 31, 2008	556	$6.26653 to $ 6.26653	$3,485	0.05%	0.60% to 0.60%	-38.44% to -38.44%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2010	263	$8.21137 to $ 8.21137	$2,160	0.92%	0.60% to 0.60%	12.48% to 12.48%
December 31, 2009	342	$7.30001 to $ 7.30001	$2,496	3.05%	0.60% to 0.60%	18.72% to 18.72%
December 31, 2008	395	$6.14877 to $ 6.14877	$2,429	1.70%	0.60% to 0.60%	-39.60% to -39.60%

	AST Marsico Capital Growth Portfolio (available May 1, 2008)
December 31, 2010	699	$9.37061 to $ 9.37061	$6,551	0.70%	0.60% to 0.60%	19.04% to 19.04%
December 31, 2009	569	$7.87198 to $ 7.87198	$4,481	0.86%	0.60% to 0.60%	28.98% to 28.98%
December 31, 2008	542	$6.10302 to $ 6.10302	$3,309	0.23%	0.60% to 0.60%	-39.61% to -39.61%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2010	559	$12.26979 to $12.26979	$6,860	0.20%	0.60% to 0.60%	35.60% to 35.60%
December 31, 2009	353	$9.04834 to $ 9.04834	$3,197	0.05%	0.60% to 0.60%	33.11% to 33.11%
December 31, 2008	366	$6.79773 to $ 6.79773	$2,486	0.00%	0.60% to 0.60%	-33.00% to -33.00%

	AST PIMCO Total Return Bond Portfolio (available December 7, 2009)
December 31, 2010	1,574	$10.63896 to $10.63896	$16,749	1.79%	0.60% to 0.60%	7.08% to 7.08%
December 31, 2009	2,321	$9.93597 to $ 9.93597	$23,066	0.00%	0.60% to 0.60%	-0.55% to -0.55%

	AST Aggressive Asset Allocation Portfolio (available November 16, 2009)
December 31, 2010	525	$11.64196 to $11.64196	$6,112	0.49%	0.60% to 0.60%	13.95% to 13.95%
December 31, 2009	570	$10.21653 to $10.21653	$5,820	0.00%	0.60% to 0.60%	0.05% to 0.05%

	AST Balanced Asset Allocation Portfolio (available November 16, 2009)
December 31, 2010	822	$11.30269 to $11.30269	$9,294	0.84%	0.60% to 0.60%	11.64% to 11.64%
December 31, 2009	833	$10.12386 to $10.12386	$8,433	0.00%	0.60% to 0.60%	-0.17% to -0.17%

	AST Preservation Asset Allocation Portfolio (available November 23, 2009)
December 31, 2010	1,321	$11.01429 to $11.01429	$14,552	1.41%	0.60% to 0.60%	9.91% to 9.91%
December 31, 2009	1,772	$10.02101 to $10.02101	$17,758	0.00%	0.60% to 0.60%	-0.15% to -0.15%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net ASSETS This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges net of reimbursement of excess expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their

Note 7:	Financial Highlights (Continued)

investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees equal an effective annual rate of up to 0.60% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 11.5%, except that VAL1 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

We charge from $0.06 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

We charge surrender fees that range from $0 to $5 per $1,000 of basic insurance amount plus 0% to 45% of the first year’s annual premium, except for VUL1 Contracts, where the fees range from 0% to 26% of the lesser of target level premiums and actual premiums paid plus a range of $0 to the lesser of $5 per $1,000 of basic insurance amount and $500.

We charge a Guaranteed Death Benefit fee of $0.01 per $1,000 of basic insurance amount.

The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

We charge monthly administrative fees that range from $2.50 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

We also charge $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses related to the management of the fund in excess of 0.40% of VAL’s average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Note 8:	Other (Continued)

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Variable Appreciable Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2011

                                                  PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)

	2010	2009
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2010 - $5,701,829; 2009 - $5,669,377)	$ 6,042,303	$ 5,854,073
Equity securities available for sale, at fair value (cost, 2010 - $17,964; 2009 - $27,332)	19,407	27,642
Trading account assets at fair value	22,705	26,937
Policy loans	1,061,607	1,012,014
Short-term investments	246,904	172,913
Commercial mortgage loans	1,275,022	1,048,346
Other long-term investments	131,994	73,671
Total investments	8,799,942	8,215,596
Cash and cash equivalents	364,999	143,111
Deferred policy acquisition costs	3,377,557	2,483,494
Accrued investment income	92,806	90,120
Reinsurance recoverable	2,727,161	2,396,095
Receivables from parent and affiliates	249,339	263,268
Deferred sales inducements	537,943	296,341
Other assets	53,375	31,730
Separate account assets	43,269,091	25,163,277
TOTAL ASSETS	$ 59,472,213	$ 39,083,032

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$ 7,509,169	$ 6,794,721
Future policy benefits and other policyholder liabilities	3,327,549	3,145,520
Cash collateral for loaned securities	76,574	196,166
Securities sold under agreement to repurchase	2,957	11,540
Income taxes payable	548,280	514,762
Short-term debt to affiliates	-	-
Long-term debt to affiliates Payables to parent and affiliates	895,000 41,910	- 34,156
Other liabilities	475,489	315,308
Separate account liabilities	43,269,091	25,163,277
TOTAL LIABILITIES	56,146,019	$ 36,175,450

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	792,226	828,858
Retained earnings	2,370,525	2,000,457
Accumulated other comprehensive income	160,943	75,767
TOTAL EQUITY	3,326,194	2,907,582
TOTAL LIABILITIES AND EQUITY	$ 59,472,213	$ 39,083,032

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	2010	2009	2008

REVENUES

Premiums	$ 66,392	$ 71,593	$ 76,794
Policy charges and fee income	589,051	653,134	686,149
Net investment income	438,244	406,040	363,751
Asset administration fees	81,358	34,004	24,903
Other income	51,319	45,841	28,783
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(120,637)	(97,552)	(57,790)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	108,826	65,656	-
Other realized investment gains (losses), net	122,445	(437,288)	263,996
Total realized investment gains (losses), net	110,634	(469,184)	206,206
Total revenues	1,336,998	741,428	1,386,586

BENEFITS AND EXPENSES

Policyholders’ benefits	(891)	160,333	339,148
Interest credited to policyholders’ account balances	250,517	271,379	213,371
Amortization of deferred policy acquisition costs	93,125	294,286	308,617
General, administrative and other expenses	352,366	217,181	211,121

Total benefits and expenses	695,117	943,179	1,072,257

Income (Loss) from operations before income taxes	641,881	(201,751)	314,329

Income Taxes:
Current	157,318	93,658	(126,180)
Deferred	14,495	(229,618)	191,184
Income tax expense (benefit)	171,813	(135,960)	65,004
NET INCOME/(LOSS)	470,068	(65,791)	249,325

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes (1)	85,176	232,438	(155,000)

COMPREHENSIVE INCOME	$ 555,244	$ 166,647	$ 94,325

(1)	Amounts are net of tax expense of $46 million, $111 million and $83 million for the years ended December 31, 2010, 2009 and 2008, respectively.

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Total Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2007	$ 2,500	$ 455,664	$ 1,797,387	$ 17,865	$ 2,273,416

Net Income			249,325		249,325

Contributed Capital	-	360,000	-	-	360,000

Cumulative effect of changes in accounting principles, net of taxes	-	-	-	(477)	(477)

Change in net unrealized investment (losses), net of taxes	-	-	-	(154,523)	(154,523)
Balance, December 31, 2008	$ 2,500	$ 815,664	$ 2,046,712	($ 137,135)	$ 2,727,741

Net income			(65,791)		(65,791)

Contributed Capital	-	13,194	-	-	13,194

Change in foreign currency translation adjustments, net of taxes	-	-	-	227	227

Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes			19,536	(19,536)	-

Change in net unrealized investment (losses), net of taxes	-	-	-	232,211	232,211
Balance, December 31, 2009	$ 2,500	$ 828,858	$2,000,457	$ 75,767	$ 2,907,582

Net income			470,068		470,068

Contributed Capital	-	10	-	-	10
Affiliated Asset Transfers	-	(36,642)	-	-	(36,642)

Dividend to Parent	-		(100,000)	-	(100,000)
Change in foreign currency translation adjustments, net of taxes	-	-	-	(127)	(127)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	85,303	85,303
Balance, December 31, 2010	$ 2,500	$ 792,226	$ 2,370,525	$ 160,943	$ 3,326,194

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
	2010	2009	2008
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net (Loss)/Income	$ 470,068	$ (65,791)	$ 249,325
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(202,268)	(266,769)	(207,498)
Interest credited to policyholders’ account balances	250,517	271,379	213,371
Realized investment (gains)/losses, net	(110,634)	469,184	(206,206)
Amortization and other non-cash items	(20,870)	(10,451)	(5,505)
Change in:
Future policy benefits and other policyholders’ liabilities	728,898	475,721	603,349
Reinsurance recoverable	(819,599)	(533,781)	(384,087)
Accrued investment income	(2,686)	(10,959)	(5,193)
Receivables from parent and affiliates	(37,402)	94,287	(30,500)
Payables to parent and affiliates	7,754	(41,496)	15,446
Deferred policy acquisition costs	(966,699)	(251,131)	(163,154)
Income taxes payable	(12,338)	(67,851)	76,532
Deferred sales inducements	(246,006)	(94,526)	(71,899)
Other, net	(34,532)	(16,104)	(116,754)
CASH FLOWS USED IN OPERATING ACTIVITIES	(995,797)	(48,288)	(32,773)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,843,933	1,673,613	1,485,142
Policy loans	115,225	150,744	110,856
Commercial mortgage loans	64,520	46,286	20,553
Equity securities, available for sale	15,978	19,541	(47)
Trading account assets, available for sale	4,527	5	-
Payments for the purchase of:
Fixed maturities available for sale	(1,846,086)	(2,443,789)	(2,019,688)
Policy loans	(119,752)	(117,727)	(109,096)
Commercial mortgage loans	(305,789)	(230,550)	(126,892)
Equity securities, available for sale	(6,777)	(19,636)	-
Trading account assets, available for sale	-	(13,301)	(8,803)
Notes receivable from parent and affiliates, net	55,863	(143,419)	(8,687)
Other long term investments, net	(33,684)	2,325	(9,343)
Short term investments, net	(73,803)	(96,775)	43,490
CASH FLOWS USED IN INVESTING ACTIVITIES	(285,845)	(1,172,683)	(622,515)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	3,092,710	1,937,462	2,243,781
Policyholders’ account withdrawals	(2,328,806)	(1,223,565)	(1,126,295)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(128,177)	53,994	(261,770)
Dividend to parent	(100,000)	-	-
Contribution from parent	10	-	360,000
Net change in financing arrangements (maturities 90 days or less)	72,793	1,146	(58,347)
Net increase in long-term borrowing	895,000	-	-
CASH FLOWS FROM FINANCING ACTIVITIES	1,503,530	769,037	1,157,369
Net increase (decrease) in cash and cash equivalents	221,888	(451,934)	502,081
Cash and cash equivalents, beginning of year	143,111	595,045	92,964
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 364,999	$ 143,111	$ 595,045

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$ 185,220	$ (68,108)	$ (11,525)
Interest paid	$ 3,212	$ 8	$ 573

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Notes to Consolidated Financial Statements

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”  Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey.  It is licensed to sell universal life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company.   In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities.   However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products.  These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.  In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries.  The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements).  Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities and short-term investments. The accounting policies related to these are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.”  Realized and unrealized gains and losses for these investments are reported in “Other Income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans.  Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009.  Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis.  This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”  Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value.  In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Consolidated Financial Statements.  Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account.  See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts.  These costs are deferred and recognized in “Deferred sales inducements”.  They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of  the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains/(losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as an Other long-term investments and report it within “Other long-term investments.”

The Company sells variable annuity contracts that include features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to most of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). These embedded derivatives are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

“Reinsurance recoverable.” Changes in “Realized investment gains/(losses), net” are based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no-lapse guarantee provision that is reinsured with an affiliate Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in “Reinsurance recoverables”, and changes in “Realized investment gains/(losses), net.”

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011.  In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity.  Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11.  The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly.  Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active.  This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued.  The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which  amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value.  The Company adopted this guidance effective January 1, 2008.  See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$223,442	$4,563	$43	$227,962	$-
Obligations of U.S. states and their political subdivisions	25,126	66	1,063	24,129	-
Foreign government bonds	48,725	5,984	-	54,709	-
Corporate securities	4,090,968	292,696	13,467	4,370,197	(694)
Asset-backed securities(1)	417,339	22,316	30,077	409,578	(37,817)
Commercial mortgage-backed securities	546,056	34,711	247	580,520	-
Residential mortgage-backed securities (2)	350,173	25,228	193	375,208	(1,437)
Total fixed maturities, available for sale	$5,701,829	$385,564	$45,090	$6,042,303	$(39,948)

Equity securities, available for sale	$17,964	$3,352	$1,909	$19,407

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings under new authoritative accounting guidance.  Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

3. INVESTMENTS (continued)
	December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$169,849	$2,270	$459	$171,660	$-
Obligations of U.S. states and their political subdivisions	16,924	-	922	16,002	-
Foreign government bonds	39,405	5,157	287	44,275	-
Corporate securities	$3,802,403	$181,748	$26,354	$3,957,797	$(2,635)
Asset-backed securities(1)	468,747	21,638	39,604	450,781	(45,134)
Commercial mortgage-backed securities	494,023	12,224	4,631	501,616	-
Residential mortgage-backed securities (2)	678,026	35,559	1,643	711,942	(1,826)
Total fixed maturities, available for sale	$5,669,377	$258,596	$73,900	$5,854,073	$(49,595)

Equity securities, available for sale	$27,332	$1,663	$1,353	$27,642

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings under new authoritative accounting guidance.  Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$371,910	$ 375,268
Due after one year through five years	1,745,335	1,859,455
Due after five years through ten years	1,708,560	1,842,996
Due after ten years	562,456	599,278
Asset-backed securities	417,339	409,578
Commercial mortgage-backed securities	546,056	580,520
Residential mortgage-backed securities	350,173	375,208
Total	$5,701,829	$6,042,303

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale:

Proceeds from sales	$788,657	$572,902	$1,070,088
Proceeds from maturities/repayments	919,875	1,100,012	416,196
Gross investment gains from sales, prepayments and maturities	45,098	17,375	13,949
Gross investment losses from sales and maturities	(2,497)	(19,291)	(6,516)

Fixed maturity and equity security impairments:

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(11,811)	$(31,896)	$(57,790)

Writedowns for other-than-temporary impairment losses on equity securities	$(147)	$(2,259)	$(22)

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

3.  INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2010
(in thousands)
Balance, beginning of period, January 1, 2009	$ -
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	21,827
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(10,181)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	19,090
Additional credit loss impairments recognized in the current period on securities previously impaired	11,479
Increases due to the passage of time on previously recorded credit losses	1,589
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(861)
Balance, December 31, 2009	$ 42,943

3. INVESTMENTS (continued) Balance, beginning of period, January 1, 2010	$ 42,943
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(7,158)
Credit loss impairment recognized in the current period on securities not previously impaired	26
Additional credit loss impairments recognized in the current period on securities previously impaired	8,950
Increases due to the passage of time on previously recorded credit losses	2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(3,019)
Balance, December 31, 2010	$36,820

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets

The following table provides information relating to trading account assets at December 31:

	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Fixed maturities:
Corporate securities	$-	$ -	$1,200	$1,182
Asset-backed securities………………………………………………….	16,074	17,525	18,903	20,647
Commercial mortgage-backed securities	4,950	5,180	4,924	5,108
Total fixed maturities	$21,024	$ 22,705	$25,027	$26,937
Total trading account assets	$21,024	$ 22,705	$25,027	$26,937

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Asset administration fees” were ($0.2) million and $3 million during year ended December 31, 2010 and  2009, respectively.

3.  INVESTMENTS (continued)

Commercial Mortgage Loans

The Company’s commercial mortgage loans are comprised as follows at December 31:
	2010		2009
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage loans by property type
Industrial buildings	$ 226,174	17.4%	$ 200,168	18.6%
Retail stores	438,072	33.8%	336,699	31.3%
Apartments/Multi-family	203,749	15.7%	159,669	14.9%
Office buildings	208,699	16.1%	164,412	15.3%
Hospitality	57,409	4.4%	58,714	5.5%
Other	85,133	6.6%	85,729	8.0%

Total commercial mortgage loans	1,219,236	94.0%	1,005,391	93.6%
Agricultural properties	77,214	6.0%	68,697	6.4%
Total commercial mortgage and agricultural loans	1,296,450	100.0%	1,074,088	100.0%
Valuation allowance	(21,428)		(25,742)

Total net commercial mortgage and agricultural loans	1,275,022		1,048,346
Total other uncollaterized loans	-		-
Total commercial mortgage and other loans	$ 1,275,022		$ 1,048,346

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (20%) and New Jersey (13%) at December 31, 2010.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2010	2009	2008
	(in thousands)
Allowance for losses, beginning of year	$ 25,742	$ 8,173	$ 4,517
Increase/(Decrease) in allowance for losses	(4,314)	17,569	3,656
Allowance for losses, end of year	$ 21,428	$ 25,742	$ 8,173

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

		Commercial	Agricultural
		Mortgage	Property
		Loans	Loans	Total
	(in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated
for impairment		$10,536	$-	$10,536
Ending Balance: collectively evaluated
for impairment		10,471	421	10,892
Total Ending Balance		$21,007	$421	$21,428

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment		$38,061	$-	$38,061
Ending balance gross of reserves:
collectively evaluated for impairment		1,181,175	77,214	1,258,389
Total Ending balance, gross of reserves		$1,219,236	$77,214	$1,296,450

3.  INVESTMENTS (continued)

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage Loans
	Year Ended December 31, 2010

		Unpaid
	Recorded	Principal	Related
	Investment (1)	Balance	Allowance

	(in thousands)
With an allowance recorded:
Commercial mortgage loans:
Industrial	$-	$-	$-
Retail	12,555	12,555	2,079
Office	-	-	-
Apartments/Multi-Family	-	-	-
Hospitality	15,844	15,844	7,816
Other	9,662	9,662	641
Total commercial mortgage loans	$38,061	$38,061	$10,536

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

At December 31, 2010, the Company held no impaired agricultural loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $38 million and $24 million for 2010 and 2009, respectively. Net investment income recognized on these loans totaled $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following tables set forth the credit quality indicators as of December 31, 2010:

Commercial mortgage loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$113,353	$66,295	$94,130	$29,678	$5,957	$4,211	$313,624
50%-59.99%	48,665	19,063	34,349	-	8,900	-	110,977
60%-69.99%	97,374	92,211	34,119	104,588	32,743	-	361,035
70%-79.99%	5,000	14,462	21,558	132,812	95,433	2,365	271,630
80%-89.99%	-	-	-	62,323	8,909	17,972	89,204
90%-100%	-	-	-	-	11,216	21,846	33,062
Greater than 100%	-	-	-	3,847	14,198	21,659	39,704
Total Commercial Mortgage
Loans	$264,392	$192,031	$184,156	$332,248	$177,356	$68,053	$1,219,236

3. INVESTMENTS (continued)
Agricultural loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$13,368	$960	$20,192	$15,129	$12,731	$-	$62,380
50%-59.99%	-	5,105	-	-	-	-	5,105
60%-69.99%	9,729	-	-	-	-	-	9,729
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	-	-	-	-
Total Agricultural
Loans	$23,097	$6,065	$20,192	$15,129	$12,731	$-	$77,214
Commercial mortgage and agricultural loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$126,721	$67,255	$114,322	$44,807	$18,688	$4,211	$376,004
50%-59.99%	48,665	24,168	34,349	-	8,900	-	116,082
60%-69.99%	107,103	92,211	34,119	104,588	32,743	-	370,764
70%-79.99%	5,000	14,462	21,558	132,812	95,433	2,365	271,630
80%-89.99%	-	-	-	62,323	8,909	17,972	89,204
90%-100%	-	-	-	-	11,216	21,846	33,062
Greater than 100%	-	-	-	3,847	14,198	21,659	39,704
Total Commercial Mortgage and
Agricultural Loans	$287,489	$198,096	$204,348	$348,377	$190,087	$68,053	$1,296,450

3.  INVESTMENTS (continued)

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010:

	As of December 31, 2010
								Total
					Greater	Greater		Commercial
					Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days		Day -	Day - Not	Total Past	and other
	Current	Past Due	Past Due		Accruing	Accruing	Due	Loans

	(in thousands)
Commercial mortgage loans:
Industrial	$226,175	$-	$-		$-	$-	$-	$226,175
Retail	425,516	12,555	-		-	-	12,555	438,071
Office	208,699	-	-		-	-	-	208,699
Multi-Family/Apartment	203,748	-	-		-	-	-	203,748
Hospitality	57,410	-	-		-	-	-	57,410
Other	75,471	-	-		-	9,662	9,662	85,133
Total commercial mortgage loans	$1,197,019	$12,555	$-		$-	$9,662	$22,217	$1,219,236

Agricultural property loans	$77,214	$-	$		$	$-	$-	$77,214
Total	$1,274,233	$12,555	$-	-	$-	$9,662	$22,217	$1,296,450

See Note 2 for further discussion regarding nonaccrual status loans.

The following table sets forth commercial mortgage and other loans on nonaccrual status as of December 31:

2010

(in thousands)
Commercial mortgage loans:
Industrial	$-
Retail	12,555
Office	-
Multi-Family/Apartment	-
Hospitality	15,844
Other	9,662
Total commercial mortgage loans	$38,061

Other Long term Investments

“Other long-term investments” are comprised as follows at December 31:
	2010	2009
	(in thousands)
Company’s investment in Separate accounts	$ 29,827	$ 34,558
Joint ventures and limited partnerships	86,972	39,113
Derivatives (1)	15,195	-
Total other long- term investments	$ 131,994	$ 73,671

(1)	Derivative balance of ($20.5) million at December 31, 2009 was reclassed to Other Liabilities.

3.  INVESTMENTS (continued)

 Net Investment Income

        Net investment income for the years ended December 31, was from the following sources:
	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale	$313,036	$306,535	$269,498
Equity securities, available for sale	1,005	1,966	2,230
Trading account assets	1,156	1,086	283
Commercial mortgage loans	71,541	60,575	49,786
Policy loans	55,599	53,934	53,073
Short-term investments and cash equivalents	918	2,407	10,142
Other long-term investments	11,552	(6,700)	(3,694)

Gross investment income	454,807	419,803	381,318
Less investment expenses	(16,563)	(13,763)	(17,567)

Net investment income	$438,244	$406,040	$363,751

Carrying value for non-income producing assets included in fixed maturities totaled $14.2 million and $15.5 million as of December 31, 2010 and December 31, 2009, respectively.  Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2010	2009	2008
	(in thousands)

Fixed maturities	$30,790	$(33,813)	$(50,358)
Equity securities	(166)	(837)	(22)
Commercial mortgage loans	1,379	(17,568)	(3,656)
Joint ventures and limited partnerships	-	(731)	-
Derivatives	78,577	(416,318)	260,027
Other	54	83	215

Realized investment gains/(losses), net	$110,634	$(469,184)	$206,206

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$ -	-	$ -	$ -	$ -
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(19,184)	1,446	-	6,208	(11,530)
Net investment gains (losses) on investments arising during the period	26,718	-	-	(9,431)	17,287
Reclassification adjustment for OTTI losses included in net income	9,704	-	-	(3,426)	6,278
Reclassification adjustment for OTTI losses excluded from net income (1)	(43,123)	-	-	15,222	(27,901)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	17,429	-	(6,152)	11,277
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(8,037)	2,837	(5,200)

Balance, December 31, 2009	$(25,885)	$18,875	$(8,037)	$5,258	$(9,789)
Net investment gains (losses) on investments arising during the period	(6,744)	-	-	2,359	(4,385)
Reclassification adjustment for OTTI losses included in net income	7,954	-	-	(2,784)	5,170
Reclassification adjustment for OTTI losses excluded from net income (1)	(29)	-	-	10	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(2,620)	-	917	(1,703)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	908	(317)	591

Balance, December 31, 2010	$(24,704)	$16,255	$(7,129)	$5,443	$(10,135)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI
	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2007	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Net investment gains (losses) on investments arising during the period	(325,480)	-	-	113,648	(211,832)
Reclassification adjustment for gains (losses) included in net income	(50,380)	-	-	17,633	(32,747)
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	264,616	-	(92,616)	172,000
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(126,068)	44,124	(81,944)
Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(12,856)	538	-	4,311	(8,007)
Net investment gains (losses) on investments arising during the period	513,845	-	-	(179,846)	333,999

Reclassification adjustment for (gains) losses included in net income	24,946	-	-	(8,731)	16,215
Reclassification adjustment for OTTI losses excluded from net income (2)	43,123	-	-	(15,093)	28,030
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(407,199)	-	144,673	(262,526)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	176,541	(61,788)	114,753
Balance, December 31, 2009	$237,158	$(167,064)	$60,831	$(45,748)	$85,177
Net investment gains (losses) on investments arising during the period	124,639	-	-	(43,622)	81,017
Reclassification adjustment for (gains) losses included in net income	38,578	-	-	(13,501)	25,077
Reclassification adjustment for OTTI losses excluded from net income (2)	29	-	-	(10)	19
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(63,685)	-	22,291	(41,394)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	32,198	(11,268)	20,930
Balance, December 31, 2010	$400,404	$(230,749)	$93,029	$(91,858)	$170,826

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2010	2009
	( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(24,704)	$(25,885)
Fixed maturity securities, available for sale – all other	365,178	210,581
Equity securities, available for sale	1,443	310
Derivatives designated as cash flow hedges(1)	808	(2,974)
Other investments	32,975	29,241

Net unrealized gain/(losses) on investments	$375,700	$211,273
        (1)   See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2010
	Less than twelve months (1)		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,075	$43	$-	$-	$9,075	$43
Obligations of U.S. states and their political subdivisions	20,662	1,063	-	-	20,662	1,063
Foreign government bonds	152	-	-	-	152	-
Corporate securities	330,322	9,606	51,283	3,860	381,605	13,466
Asset-backed securities	23,625	189	95,622	29,888	119,247	30,077
Commercial mortgage-backed securities	14,375	247	-	-	14,375	247
Residential mortgage-backed securities	3,406	57	5,934	137	9,340	194
Total	$401,617	$11,205	$152,839	$33,885	$554,456	$45,090

3.  INVESTMENTS (continued)

	December 31, 2009
	Less than twelve months		Twelve months or more (1)		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$20,888	$459	$-	$-	$20,888	$459
Obligations of U.S. states and their political subdivisions	15,752	922	-	-	15,752	922
Foreign government bonds	6,719	272	85	15	6,804	287
Corporate securities	521,900	9,918	218,362	16,436	740,262	26,354
Asset-backed securities	32,045	7,055	113,323	32,549	145,368	39,604
Commercial mortgage-backed securities	120,153	1,639	76,082	2,992	196,235	4,631
Residential mortgage-backed securities	42,560	1,097	6,819	546	49,379	1,643
Total	$760,017	$21,362	$414,671	$52,538	$1,174,688	$73,900

(1)   The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

The gross unrealized losses at December 31, 2010 and 2009 are composed of $23 million and $28 million related high or highest quality securities based on NAIC or equivalent rating and $22 million and $46 million, respectively related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $27 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $39 million at December 31, 2009 that represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months. At December 31, 2010 and December 31, 2009, the $34 million and $53 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:
	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$6,606	$1,750	$1,536	$159	$8,142	$1,909

	December 31, 2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$6,728	$521	$5,839	$832	$12,567	$1,353

At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months.  At December 31, 2009, $135 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or 2009.

3.  INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:
	2010	2009
	( in thousands)
Fixed maturity securities, available for sale – all other	76,981	199,852

Total securities pledged	$76,981	$199,852

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was “Securities sold under agreements to repurchase” and $77 million was “Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $196 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2010 and December 31, 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2010	2009	2008
		(in thousands)
Balance, beginning of year	$2,483,494	$2,602,085	$2,174,315
Capitalization of commissions, sales and issue expenses	1,059,823	545,418	471,771
Amortization	(93,125)	(294,286)	(308,617)
Change in unrealized investment gains/(losses)	(72,635)	(369,723)	264,616
Balance, end of year	3,377,557	$2,483,494	$2,602,085

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” Prudential Arizona Reinsurance Term Company, or “PAR TERM” and Prudential Arizona Reinsurance III Company, or “PAR III”, as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization amounted to $220 million, $220 million and $126 million in 2010, 2009 and 2008, respectively. Ceded amortization amounted to $67 million, $53 million and $22 million in 2010, 2009 and 2008, respectively.

5.  POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2010	2009
	(in thousands)
Life insurance – domestic	$ 2,690,544	$ 2,195,902
Life insurance – Taiwan	939,159	786,044
Individual and group annuities	57,313	54,241
Policy claims and other contract liabilities	(359,467)	109,333
Total future policy benefits	$ 3,327,549	$ 3,145,520

Life insurance liabilities include reserves for death benefits and other policy benefits.  Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves.  Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

5.  POLICYHOLDERS’ LIABILITIES (continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  The interest rates used in the determination of present values range from 1.32% to 14.75%, with approximately 15.44% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience.  The interest rates used in the determination of the present values range from 0.77% to 6.21%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2010	2009
	(in thousands)

Interest-sensitive life contracts	$ 4,320,045	$ 3,954,459
Individual annuities	1,869,965	2,172,332
Guaranteed interest accounts	841,268	274,434
Other	477,891	393,496
Total policyholders’ account balances	$ 7,509,169	$ 6,794,721

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable.  Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with 0.00 % of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00%.  Interest crediting rates range from 1.00 % to 8.00 % for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Universal Prudential Arizona Reinsurance Company, or “UPARC”, Pruco Reinsurance Ltd., or “Pruco Re”, Prudential Arizona Reinsurance III Company, or “PAR III”, and Prudential Arizona Reinsurance Term Company, or “PAR TERM”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such an inability of the reinsurers to meet their obligation is considered to be remote.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies.  For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

	2010	2009	2008
	(in thousands)
Gross premiums and policy charges and fee income	$ 2,092,147	$ 1,896,683	$ 1,717,526
Reinsurance ceded	(1,436,704)	(1,171,957)	(954,583)
Net premiums and policy charges and fee income	$ 655,443	$ 724,726	$ 762,943

Policyholders’ benefits ceded	$ 678,782	$ 515,539	$ 496,280
Realized capital (losses)/gains net, associated with derivatives	$ (497,195)	$ (1,183,687)	$ 1,059,476

Reinsurance premiums ceded for interest-sensitive products are accounted for as a reduction of policy charges and fee income.
Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

6.  REINSURANCE (continued)

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit due to an overpayment to an affiliate in prior periods.

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re.  The Company also sells certain universal life products that contain a no-lapse guarantee provision.  The Company excluding its subsidiaries, entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees.  These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2010	2009
	(in thousands)
Domestic life insurance – affiliated	$ 1,780,911	$ 1,606,000
Domestic life insurance - unaffiliated	239	4,050
Taiwan life insurance-affiliated	946,011	786,045
	$ 2,727,161	$ 2,396,095

Substantially all reinsurance contracts are with affiliates as of December 31, 2010 and 2009.  These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in- force as December 31st, were as follows:

	2010	2009	2008
		(in thousands)

Gross life insurance in force	$ 546,708,450	$ 517,012,733	$ 450,675,048
Reinsurance ceded	(492,314,245)	(465,245,943)	(405,820,776)
Net life insurance in force	$ 54,394,205	$ 51,766,790	$ 44,854,272

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010, 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

7.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
		At Annuitization / Accumulation (1)		At Annuitization / Accumulation (1)
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	( in thousands)		( in thousands)

Return of Net Deposits
Account value	$23,853,223	N/A	$9,277,670	N/A
Net amount at risk	$112,961	N/A	$275,876	N/A
Average attained age of contractholders	60 years	N/A	61 years	N/A

Minimum return or contract value
Account value	$12,334,087	$29,079,105	$9,397,969	$12,015,386
Net amount at risk	$1,725,293	$847,993	$2,255,244	$773,487
Average attained age of contractholders	66 years	60 years	66 years	62 years
Average period remaining until earliest expected annuitization	N/A	1.24 years	N/A	2.21 years
(1) Includes income and withdrawal benefits as described herein
Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$738,349	$744,269	$180,099	$187,867

	December 31, 2010	December 31, 2009
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$2,391,911	$2,157,765
General account value	$1,789,570	$1,517,912
Net amount at risk	$51,499,882	$49,987,909
Average attained age of contractholders	51 years	50 years

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2010	December 31, 2009
	(in thousands)

Equity funds	$ 20,486,317	$ 10,489,477
Bond funds	11,185,349	3,743,443
Money market funds	2,035,929	2,221,208
Total	$ 33,707,595	$ 16,454,128

In addition to the above mentioned amounts invested in separate account investment options, $2.480 billion and $2.222 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2010 and 2009, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB -GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2007	$ 35,671	$ 55,184	$ 8,905	$ 35,233	$ 134,993
Incurred guarantee benefits (1)	162,244	32,311	32,112	759,407	986,074
Paid guarantee benefits	(35,346)	(756)	-	-	(36,102)
Balance as of December 31, 2008	$162,569	$ 86,739	$ 41,017	$ 794,640	$1,084,965
Incurred guarantee benefits (1)	(13,709)	63,694	(14,478)	(812,179)	(776,672)
Paid guarantee benefits	(68,937)	(7,262)	-	-	(76,199)
Balance as of December 31, 2009	$ 79,923	$ 143,171	$ 26,539	$ (17,539)	$ 232,094
Incurred guarantee benefits (1)	5,522	18,496	361	(435,284)	(410,905)
Paid guarantee benefits	(36,616)	(560)	(182)	-	(37,358)
Balance as of December 31, 2010	$ 48,829	$ 161,107	$ 26,718	$ (452,823)	$(216,169)

 (1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.  Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

7.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur.  Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements.  The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements.   For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances”, are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other Assets” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2010	2009	2008
		((in thousands)
Balance, beginning of year	$ 296,341	$ 269,310	$ 215,057
Capitalization	246,006	94,526	71,899
Amortization	(10,734)	(47,565)	(17,646)
Change in unrealized investment gains and (losses)	6,330	(19,930)	-
Balance, end of year	$ 537,943	$ 296,341	$ 269,310

8.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $277 million, $167 million, and ($566) million for the years ended December 31, 2010, 2009, and 2008, respectively.  Statutory surplus of the Company amounted to $1,218 million and $909 million at December 31, 2010 and 2009, respectively.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules.  Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance.  The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year.  Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $122 million capacity to pay a dividend in 2011 without prior approval.  In 2008 and 2009, there were neither dividends nor any returns of capital paid by the Company to the parent company.   The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2010	2009	2008
	(in thousands)
Current tax expense (benefit):
U.S.	$ 157,318	$ 93,658	$ (126,180)
Total	157,318	93,658	(126,180)

Deferred tax expense (benefit):
U.S.	14,495	(229,618)	191,184
Total	14,495	(229,618)	191,184

Total income tax expense (benefit) on income from operations	$ 171,813	$ (135,960)	$ 65,004
Other comprehensive (loss) income	45,855	111,335	(83,046)
Cumulative effect of changes in accounting policy	-	10,637	-
Total income tax expense (benefit) on continuing operations	$ 217,668	$ (13,988)	$ (18,042)

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $641.9 million, ($201.8) million and $314.3 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.
The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:
	2010	2009	2008
	(in thousands)

Expected federal income tax expense (benefit)	$ 224,658	$ (70,612)	$ 110,015
Non-taxable investment income	(46,577)	(35,900)	(43,914)
Tax credits	(3,469)	(2,270)	(4,974)
Expiration of statute of limitations and related interest	-	(33,812)	-
Other	(2,799)	6,634	3,877
Total income tax expense (benefit) on continuing operations	$ 171,813	$ (135,960)	$ 65,004

9.  INCOME TAXES    (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009
(in thousands)
Deferred tax assets
Insurance reserves	$ 507,852	$ 202,477
Investments	45,654	65,527
Other	1,821	-
Deferred tax assets	$ 555,327	$ 268,004

Deferred tax liabilities
Deferred acquisition costs	$ 920,187	$ 634,229
Net unrealized gains on securities	131,136	74,916
Other	-	11,672
Deferred tax liabilities	1,051,323	720,817

Net deferred tax asset (liability)	$ (495,996)	$ (452,813)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s unrecognized tax benefits as of December 31, 2008, 2009 and 2010 are as follows:

	Unrecognized tax benefits prior to 2002		Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2007	$45,118		$5,782	$50,900
Increases in unrecognized tax benefits taken in prior period	—		297	297
(Decreases) in unrecognized tax benefits taken in prior period	—		—	—
Amounts as of December 31, 2008	$45,118		$6,079	$51,197
Increases in unrecognized tax benefits taken in prior period	—		—	—
(Decreases) in unrecognized tax benefits taken in prior period	—		(826)	(826)
Settlements with parent	(17,197)		—	(17,197)
Settlements with taxing authorities	—		—	—
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(26,431)		—	(26,431)
Amounts as of December 31, 2009	$1,490		$5,253	$6,743
Increases in unrecognized tax benefits taken in prior period	-		-	-
(Decreases) in unrecognized tax benefits taken in prior period		-	(5,123)	(5,123)
Amounts as of December 31, 2010	$1,490		$130	$1,620

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$45,118		$—	$45,118
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,490		$—	$1,490
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,490		—	$1,490

9.  INCOME TAXES    (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008

	(in thousands)
Interest and penalties recognized in the consolidated statements of operations	$(1,100)	$(4,900)	$1,200
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$0	$1,100	$6,000

During 2009, in accordance with the terms of tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in-capital.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

9.  INCOME TAXES    (continued)

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value) and commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities.  As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $69.7 million included in Fixed Maturities Available for Sale – Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$ 227,962	$ -	$ 227,962
Obligations of U.S. states and their political subdivisions	-	24,129	-	24,129
Foreign government bonds	-	54,709	-	54,709
Corporate securities	-	4,321,147	49,050	4,370,197
Asset-backed securities	-	349,808	59,770	409,578
Commercial mortgage-backed securities	-	580,520	-	580,520
Residential mortgage-backed securities	-	375,208	-	375,208
Sub-total	-	5,933,483	108,820	6,042,303

Trading account assets:
Asset-backed securities	-	17,525	-	17,525
Commercial mortgage-backed securities	-	5,180	-	5,180
Sub-total	-	22,705	-	22,705

Equity securities, available for sale	8,920	8,695	1,792	19,407
Short-term investments	50,989	195,915	-	246,904
Cash equivalents	42,040	237,871	-	279,911
Other long-term investments	-	15,195	-	15,195
Other assets	-	48,071	(222,491)	(174,420)
Sub-total excluding separate account assets	101,949	6,461,935	(111,879)	6,452,005

Separate account assets (1)	1,654,810	41,415,830	198,451	43,269,091

Total assets	$1,756,759	$ 47,877,765	$ 86,572	$ 49,721,096

Future policy benefits	-	-	(452,822)	(452,822)

Total liabilities	$-	$ -	$ (452,822)	$ (452,822)

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2009 (2)
	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$171,660	$-	$171,660
Obligations of U.S. states and their political subdivisions	-	16,002	-	16,002
Foreign government bonds	-	43,193	1,082	44,275
Corporate securities	-	3,925,335	32,462	3,957,797
Asset-backed securities	-	315,315	135,466	450,781
Commercial mortgage-backed securities	-	501,616	-	501,616
Residential mortgage-backed securities	-	711,942	-	711,942
Sub-total	-	5,685,063	169,010	5,854,073

Trading account assets:
Corporate securities	-	-	1,182	1,182
Asset-backed securities	-	20,647	-	20,647
Commercial mortgage-backed securities	-	5,108	-	5,108
Sub-total	-	25,755	1,182	26,937

Equity securities, available for sale	6,929	16,880	3,833	27,642
Short-term investments	20,083	152,830	-	172,913
Cash equivalents	-	139,589	-	139,589
Other assets	-	49,552	159,618	209,170
Sub-total excluding separate account assets	27,012	6,069,669	333,643	6,430,324

Separate account assets (1)	623,948	24,386,654	152,675	25,163,277

Total assets	$650,960	$30,456,323	$486,318	$31,593,601

Future policy benefits	-	-	(17,539)	(17,539)

Other liabilities	264	(19,736)	(960)	(20,432)

Total liabilities	$264	$(19,736)	$(18,499)	$(37,971)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.  Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset.  To the extent management determines such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.”

Equity Securities –Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value as assets within “Other long-term investments,” or as liabilities within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

All of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized.  Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities.  These guarantees are described further below in "Future Policy Benefits."  Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and twelve months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and twelve months ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale – Foreign Government Bonds	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset-Backed Securities	Fixed Maturities, Available For Sale – Commercial Mortgage-Backed Securities	Equity Securities, Available for Sale

	(in thousands)
Fair value, beginning of period	$1,082	$32,462	$135,466	$-	$3,833
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net:	-	(438)	(1,438)	-	(90)
Asset administration fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(11)	1,958	(582)	82	(2,291)
Net investment income	(1)	328	735	(7)	-
Purchases, sales, issuances, and settlements	-	(14,534)	4,839	5,160	340
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	30,910	4,525	-	-
Transfers out of Level 3 (2)	(1,070)	(1,636)	(83,775)	(5,235)	-
Fair value, end of period	$-	$49,050	$59,770	$-	$1,792
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$-	$(1,027)	$(868)	$-	$90
Asset administration fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(11)	$2,786	$(634)	$126	$(2,291)

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Trading Account Asset -Backed Securities	Other Liabilities	Other Assets	Separate Account Assets (1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$1,182	$(960)	$159,618	$152,675	$17,539
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	960	(474,147)	(799)	540,017
Asset administration fees and other income	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	9,119	-
Included in other comprehensive income (loss)	18	-	2,465	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	(1,200)	-	89,573	37,456	(104,733)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-
Fair value, end of period	$-	$-	$(222,491)	$198,451	$452,823
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3) :	-	-	-	-	-
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(473,023)	$-	$499,913
Asset administration fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$9,119	$-
Included in other comprehensive income (loss)	$-	$-	$2,465	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities totaled $79.5 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Fixed Maturities, Available For Sale – Foreign Government Bonds		Fixed Maturities, Available For Sale – Corporate Securities		Fixed Maturities, Available For Sale – Asset-Backed Securities		Fixed Maturities, Available For Sale – Residential Mortgage-Backed Securities		Equity Securities, Available for Sale

	(in thousands)
Fair value, beginning of period		$867		$13,357		$43,642		$6,309	$968
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net:		―		(2,344)		(10,559)		―	(2)
Asset management fees and other income		―		―		―		―	—
Included in other comprehensive income (loss)		217		3,991		42,357		43	2,864
Net investment income		(2)		916		1,004		―	—
Purchases, sales, issuances, and settlements		―		(4,636)		(20,381)		(1,252)	—
Foreign currency translation		―		―		―		―	—
Transfers into Level 3 (2)		―		28,257		89,358		―	49
Transfers out of Level 3 (2)		―		(7,079)		(9,955)		(5,100)	(46)
Fair value, end of period		$1,082		$32,462		$135,466	$	―	$3,833
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$	―		$(2,904)		$(10,020)	$	―	$(2)
Asset management fees and other income	$	―	$	―	$	―	$	―	$—
Interest credited to policyholder account		$—		$—		$—		$—	$—
Included in other comprehensive income (loss)		$217		$3,986		$42,587		$—	$2,864

	Year Ended December 31, 2009
	Trading Account Asset -Backed Securities		Other Assets	Separate Account Assets (1)	Other Liabilities		Future Policy Benefits

	(in thousands)
Fair value, beginning of period		$1,089	$1,157,884	$154,316		$(17,167)	$(794,640)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		—	(1,157,338)	(3,608)		16,207	848,282
Asset management fees and other income		93	—	—		—	—
Interest credited to policyholder account		—	—	(10,140)		—	—
Included in other comprehensive income (loss)		—	22,282	—		—	—
Net investment income		—	—	—		—	—
Purchases, sales, issuances, and settlements		—	136,790	17,545		—	(36,103)
Foreign currency translation		—	—	—		—	—
Transfers into Level 3 (2)		—	—	—		—	—
Transfers out of Level 3 (2)		—	—	(5,438)		—	—
Fair value, end of period		$1,182	$159,618	$152,675		$(960)	$17,539
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3) :
Included in earnings:
Realized investment gains (losses), net	$	―	$(788,470)	$—		$16,215	$830,739
Asset management fees and other income		$93	$—	$—		$—	$—
Interest credited to policyholder account		$—	$—	$(10,141)		$—	$—
Included in other comprehensive income (loss)	$	―	$—	$—	$	―	$—

______

(1)
Separate account assets represent segregated funds that are invested for certain customers.  Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Trading Account Assets	Other Liabilities
	(in thousands)
Fair value, beginning of period	$107,063	$4,703	$1,164	$(4,768)
Total gains or (losses) (realized/unrealized):	—	—	—	—
Included in earnings:	—	—	—	—
Realized investment gains (losses), net	(7,165)	(19)	—	(12,399)
Asset management fees and other income	—	—	(75)	—
Interest credited to policyholder account	—	—	—	—
Included in other comprehensive income (loss)	(20,006)	(2,365)	—	—
Net investment income	(329)	—	—	—
Purchases, sales, issuances, and settlements	41,319	—	—	—
Transfers into (out of) Level 3 (2)	(56,706)	(1,351)	—	—
Fair value, end of period	$64,176	$968	$1,089	$(17,167)
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(5,390)	$(19)	$—	$(12,394)
Asset management fees and other income	$—	$—	$(75)	$—
Interest credited to policyholder account	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(20,261)	$(2,366)	$—	$—

	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)

Fair value, beginning of period	$48,024	$172,226	$(35,232)
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	1,066,865	—	(739,407)
Asset management fees and other income	—	—	—
Interest credited to policyholder account	—	(36,648)	—
Included in other comprehensive income	(1,393)	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	17,899	18,738	(20,001)
Transfers into (out of) Level 3 (2)	26,489	—	—
Other	—	—	—
Fair value, end of period	$1,157,884	$154,316	$(794,640)
Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$1,067,417	$—	$(739,961)
Asset management fees and other income	$—	$—	$—
Interest credited to policyholder account	$—	$(36,648)	$—
Included in other comprehensive income (loss)	$(1,393)	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Fair Value Information - The following tables present additional information regarding derivative assets and liabilities measured at fair value on a recurring basis. These derivative assets and liabilities are included in “Other long-term investments” or “Other liabilities” in the tables presented above. These tables exclude embedded derivatives which are recorded with the associated host contract.

The table below presents the balance of derivative assets and liabilities measured at fair value on a recurring basis as of the date indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in thousands)
Derivative assets:
Interest Rate	$-	$19,171	$-	$		$19,171
Currency	-	-	-			-
Credit	-	1,206	-			1,206
Currency/Interest Rate	-	3,627	-			3,627
Equity	-	2,749	-			2,749
Netting	-	-	-		(11,557)	(11,557)
Total derivative assets	$-	$26,753	$-		$(11,557)	$15,196
Derivative liabilities:
Interest Rate	$-	$4,738	$-		$-	$4,738
Currency	-	43	-		-	43
Credit	-	1,653	-		-	1,653
Currency/Interest Rate	-	3,998	-		-	3,998
Equity	-	1,125	-		-	1,125
Netting	-	-	-		(11,557)	(11,557)
Total derivative liabilities	$-	$11,557	$-		$(11,557)	$-

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the three and nine months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and nine months ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

Year ended December 31, 2010
Other Liabilities Derivative Liability – Credit
(in thousands)
Fair Value, beginning of period	$ (960)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	960
Asset management fees and other income
Purchases, sales, issuances and settlements
Transfers into Level 3
Transfers out of Level 3
Fair Value, end of period	$ -

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	-
Asset management fees and other income	-

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Commercial mortgage loans	$1,275,022	$1,352,761	$1,048,346	$1,038,323
Policy loans	1,061,607	1,258,411	1,012,014	1,144,641
Liabilities:
Policyholder account balances – Investment contracts	588,200	584,112	507,386	502,033
Commercial mortgage loans
The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

11.  DERIVATIVE INSTRUMENTS (continued)

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $91 million at December 31, 2010 and $90 million at December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $30 million at December 31, 2010 and $36 million at December 31, 2009.

The fair value of the embedded derivatives included in Future policy benefits was an asset of $453 million as of December 31, 2010 and an asset of $18 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts.  We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets.  The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company’s variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract.  Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. Realized investment losses were ($18) and ($370) million as of December 31, 2010 and 2009, respectively; primarily due to the change in non-performance risk in the valuation of embedded derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives.

11.  DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2010			December 31, 2009
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Qualifying Hedge Relationships	(in thousands)
Currency/Interest Rate	46,749	2,193	(1,152)	39,635	-	(1,626)
Total Qualifying Hedge Relationships	$46,749	$2,193	$(1,152)	$39,635	$-	$(1,626)

Non-qualifying Hedge Relationships

Interest Rate	$481,500	$19,170	$(4,738)	$695,100	$10,901	$(24,084)
Currency	2,109	-	(43)	2,670	10	-
Credit	16,900	1,206	(1,653)	112,085	11,173	(4,500)

Currency/Interest Rate	51,943	1,434	(2,846)	77,586	-	(3,898)
Equity	93,955	2,749	(1,125)	355,004	2,300	(10,706)
Total Non-qualifying Hedge Relationships	$646,407	$24,559	$(10,405)	$1,242,445	$24,384	$(43,188)
Total Derivatives	$693,156	$26,752	$(11,557)	$1,282,080	$24,384	$(44,814)

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships.  This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008
		(in thousands)
Cash flow hedges

Currency/ Interest Rate
Net investment income	$529	$170	$-
Other Income	89	(22)	14
Accumulated Other Comprehensive Income (Loss) (1)	2,646	(2,302)	1,063

Total cash flow hedges	$3,264	$(2,154)	$1,077

Non- qualifying hedges
Realized investment gains (losses)
Interest Rate	$25,842	$(29,765)	$(13,247)
Currency	169	(91)	2,385
Currency/Interest Rate	1,177	(6,537)	-
Credit	(1,631)	9,885	(4,303)
Equity	742	(76,567)	(45)
Embedded Derivatives	52,278	(313,243)	275,237
Total non-qualifying hedges	$78,577	$(416,318)	$260,027
Total Derivative Impact	$81,841	$(418,472)	$261,104
(1)	Amounts deferred in Equity

11.  DERIVATIVE INSTRUMENTS (continued)

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2009	$(2,974)
Net deferred losses on cash flow hedges from January 1 to December 31, 2010	(2,870)
Amount reclassified into current period earnings	6,652
Balance, December 31, 2010	$808

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

December 31, 2010
First to Default Basket
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	-	-

3	-	-
4	-	-
5	-	-
6	-	-
Total	$-	$-

December 31, 2009
First to Default Basket
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	52	(1)
	52	(1)
3	7	-
4	-	-
5	5	-
6	-	-
Total	$64	$(1)

 (1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket.  However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

11.  DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
First to Default Baskets(1)	-	-	64	(1)
Total Credit Derivatives	$ -	$ -	$ 64	$ (1)

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $64 million notional of credit default swap (“CDS”) selling protection at December 31, 2010 and December 31, 2009, respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 the Company had $17 million of outstanding notional amounts, reported at fair value as an asset of $0 million. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions.  Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.  The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $13 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $58 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers.  In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period.  Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

12.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates.  In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  The Company is cooperating with this investigation.  The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  The Company has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates.  Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2010, 2009 and 2008.  The expense charged to the Company for the deferred compensation program was $4 million, $3 million and $2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans).  The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary.  The Company's expense for its share of the voluntary savings plan was $6.2 million, $4.2 million and $3.5 million in 2010, 2009 and 2008, respectively.

13.  RELATED PARTY TRANSACTIONS (continued)

The Company’s share of net expense for the pension plans was $12.6 million, $8.3 million and $7.7 million in 2010, 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $51.3 million $14.9 million for the years ended December 31, 2010 and December 31, 2009, respectively.  These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement were $10 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial.  The cash surrender value included in separate accounts for these COLI policies was $2.061 billion at December 31, 2010 and $1.772 billion at December 31, 2009, respectively. Fees collected related to these COLI policies were $41 million, $37 million and $32 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal protector policies having no-lapse guarantees with an affiliated company, UPARC.  UPARC reinsures 90% of the amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $50 million and $12 million as of December 31, 2010 and December 31, 2009, respectively.  Fees ceded to UPARC in 2010, 2009, and 2008 were $102 million, $51 million, and $39 million respectively.  Benefits ceded to UPARC in 2010, 2009 and 2008 were $52 million, $48 million and $57 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative.  Realized losses were $18 million for the year ended December 31, 2010, compared to realized losses of $370 million for the year ended December 31, 2009, and realized gains of $340 million for the year ended December 31, 2008, primarily due to the impact of interest rate fluctuations and changes in non-performance risk beginning in 2009.  The underlying asset is reflected as a reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.826 billion and $1.521 billion as of December 31, 2010 and December 31, 2009, respectively. Premiums ceded to PARCC in 2010, 2009 and 2008 were $785 million, $799 million and $654 million, respectively.  Benefits ceded in 2010, 2009 and 2008 were $328 million, $295 million and $249 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $167 million, $174 million and $130 million for the years ended December 31, 2010, 2009 and 2008, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010 through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance recoverables related to this agreement were $91 million as of December 31, 2010. Premiums and benefits ceded to PAR TERM were $102 million and $16 million for the year-ended December 31, 2010, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $24 million for the year ended December 31, 2010.

13.  RELATED PARTY TRANSACTIONS (continued)

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $5 million and $3 million as of December 31, 2010 and 2009, respectively.  Premiums ceded to PAR III for the years ended December 31, 2010 and 2009 were $3 million and $2 million, respectively.  Benefits ceded in 2010 and 2009 were $461 million and $377 million, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $1 million and $0.8 for the years ended December 31, 2010 and 2009, respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.  Reinsurance recoverables related to this agreement were $175 million and $53 million as of December 31, 2010 and December 31, 2009.  Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $355 million, $240 million and $184 million, respectively.  Benefits ceded in 2010, 2009 and 2008 were $263 million, $218 million and $172, respectively.  In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company’s maximum limit of retention.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.  The Company is not relieved of its primary obligation to the policyholders as a result of this agreement.  Reinsurance recoverables related to this agreement were $7 million and $8 million as of December 31, 2010 and December 31, 2009, respectively. Benefits ceded were $2 million for both years ended December 31, 2010 and 2009.

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Effective March 15, 2010, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its GRO Plus II. Fees ceded on this agreement, included in “Realized investment gains/(losses), net” on the financial statements, were $0.8 million at December 31, 2010.

Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus benefit features sold on certain of its annuities.  Further, effective March 15, 2010 the Company entered into a coinsurance agreement with Pruco Re providing for 100% reinsurance of such riders, as modified and issued subsequent to March 15, 2010. Fees ceded on these agreements were $38.3 million and $0.2 million as of December 31, 2010 and 2009, respectively.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus benefit features sold on certain of its annuities.  Fees ceded on this agreement were $22.0 million and $6.7 million at December 31, 2010 and 2009, respectively.

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven benefit feature sold on certain of its annuities.  Fees ceded on this agreement were $12.8 million, $11.2 million and $4.2 million for the year ended December 31, 2010, 2009, and 2008, respectively.

Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option (“HD GRO”) benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the HD GRO benefit feature (“HD GRO II”) on business issued after November 16, 2009. Fees ceded on this agreement were $1.4 million for the year ended December 31, 2010, and less than $1 million for the years ended December 31, 2009, and 2008, respectively.

Since 2006, the Company has in place two coinsurance agreements with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature (“HDLT5”) and its Spousal Lifetime Five benefit feature (“SLT5”).  Fees ceded on the HDLT5 agreement were $4.8 million, $4.8 million, and $5.4 million for the years ended December 31, 2010, 2009, and 2008, respectively.  Fees ceded on the SLT5 agreement were $2.3 million, $1.9 million and $2.3 million for December 31, 2010, 2009, and 2008, respectively.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the Lifetime Five agreement were $15.0 million, $15.6 million, and $22.5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

13.  RELATED PARTY TRANSACTIONS (continued)

The Company’s reinsurance recoverables related to the above product reinsurance agreements were ($373) million and $9 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($479) million and ($814) million for the years ended December 31, 2010 and December 31, 2009, respectively. The underlying asset is reflected as reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including, its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”).

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $87 million, $77 million and $77 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $23 million, $21 million and $21 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $946 million and $786 million at December 31, 2010 and December 31, 2009, respectively.  Realized losses ceded were ($18) million and ($370) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.  The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, PALAC and Pruco Re.  The investments included public bonds. The securities purchased from PALAC were recorded at an amortized cost of $256.4 million and a fair value of $291.9 million. The securities purchased from Pruco Re were recorded at an amortized cost of $76.3 million and a fair value of $81.0 million. As stated above, the difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual.  As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted.  Settlement of this premium difference was made by transfers of securities of $120 million to Prudential Insurance, and $35 million to UPARC.

During 2009, the Company purchased fixed maturity securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturity securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million.

Affiliated Loan Agreements

During 2009, the Company issued a loan for $105 million with an affiliate, Prudential International Insurance Holdings.

Debt Agreements

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance.  This loan has an interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $689 thousand for the year ended December 31, 2010.

On November 15, 2010 the Company borrowed $245 million from Prudential Financial.  This loan has an interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $941 thousand for the year ended December 31, 2010.

On October 8, 2010, the Company borrowed $225 million from Prudential Financial.  This loan had an interest rate of 2.82% and was subsequently paid off on December 20, 2010. The total related interest expense to the Company was $1.3 million for the year ended December 31, 2010.

13.  RELATED PARTY TRANSACTIONS (continued)

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2010
Total revenues	$ 303,116	$ 417,824	$ 314,011	$ 302,047
Total benefits and expenses	239,398	642,263	(77,111)	(109,433)
Income/(Loss) from operations before income taxes	63,718	(224,439)	391,122	411,480
Net income/(loss)	$ 57,222	$ (144,791)	$ 276,974	$ 280,663

2009
Total revenues	$ (89,035)	$ 239,841	$ 258,896	$ 331,726
Total benefits and expenses	671,273	(71,911)	128,146	215,671
Income/(Loss) from operations before income taxes	(760,308)	311,752	130,750	116,055
Net income/(loss)	$ (466,220)	$ 168,816	$ 157,304	$ 74,309

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting.  Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).  Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 11, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2010 and December 31, 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts with fixed Death Benefit (Note 4)
(ii)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit (Note 4)
(iii)	Complaint Notice for use in Texas with Variable Appreciable Life Contracts. (Note 4)
(iv)	Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 4)
(v)	Endorsement for Misstatement of Age and/or Sex for use in Pennsylvania with Variable Appreciable Life. (Note 4)
(vi)	Revised Contract with fixed death benefit. (Note 4)
(vii)	Revised Contract with variable death benefit. (Note 4)
(viii)	Rider for Insured's Waiver of Premium Benefit. (Note 4)
(ix)	Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(x)	Rider for Insured's Accidental Death Benefit. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(xii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)
(xiii)	Rider for Interim Term Insurance Benefit. (Note 4)
(xiv)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(xv)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xvi)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xvii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 4)
(xviii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 4)
(xix)	Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xx)	Rider modifying Waiver of Premium Benefit. (Note 4)
(xxi)	Rider to terminate a Supplementary Benefit. (Note 4)
(xxii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xxiii)	Rider to provide for exclusion of Aviation Risk. (Note 4)
(xxiv)	Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xxv)	Rider to provide for exclusion for War Risk. (Note 4)
(xxvi)	Endorsement for Contractual Conversion of a Term Policy. (Note 4)
(xxvii)	Endorsement for Conversion of a Dependent Child. (Note 4)
(xxviii)	Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 4)
(xxix)	Endorsement providing for Variable Loan Interest rate. (Note 4)
(xxx)	Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 4)
(xxxi)	Certification guaranteeing Right to Convert for use in Virginia. (Note 4)
(xxxii)	Endorsement for Increase and Decrease in Face Amount. (Note 4)
(xxxiii)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance. (a) for use with fixed death benefit Contract. (Note 4) (b) for use with variable death benefit Contract. (Note 4)
(xxxiv)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 4)
(xxxv)	Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 4)
(xxxvi)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)
(xxxvii)	Appreciable Plus Rider. (Note 4)
(xxxiii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 4) (b) for use in all approved jurisdictions except Florida. (Note 4)

(e)	Application:
(i)	Application for Variable Appreciable Life Insurance Contract. (Note 4)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 2)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC . (Note 1)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 3)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON -Treasurer and Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

CANDACE J. WOODS - Senior Vice President, Chief Actuary and Appointed Actuary

STEVEN WEINREB - Vice President, Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 25, 2011 .

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Yolanda M. Doganay (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President, Chief Compliance Officer
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010 , $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $61,514,049 , which represents Prusec's total 2010 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$49,094,901	$-0-	$12,419,148	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2011 .

(Seal)
Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2011 .

Signature and Title

/s/ *
Steven Weinreb
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/ *
Thomas J. Diemer
Director

/s/ *
Robert M. Falzon
Treasurer and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(i) Administrative Contracts:	(i) Service Agreement between Prudential and the Regulus Group, LLC.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-